1933 Act Registration No. 333-171210

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] PRE-EFFECTIVE AMENDMENT NO.  2
[   ] POST-EFFECTIVE AMENDMENT NO. ___

CALVERT VARIABLE PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

(Calvert VP S&P Mid Cap 400 Index Portfolio)

Address of Principal Executive Offices
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Registrant's Telephone Number
800-368-2745

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on January 28, 2011 pursuant to Rule 488.

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

IMPORTANT INFORMATION REGARDING YOUR INVESTMENT

CALVERT VARIABLE SERIES, INC. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT VP MID CAP VALUE PORTFOLIO	CALVERT VARIABLE PRODUCTS, INC. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT VP BALANCED INDEX PORTFOLIO

February 11, 2011

Dear Policy Owner:

I am writing to inform you of the upcoming joint special meeting of shareholders (the “Meeting”) of the Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), and Calvert VP Balanced Index Portfolio, a series of Calvert Variable Products, Inc. (“CVP”), to be held on April 15, 2011 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

As an owner of a variable annuity or variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the shares of each Merging Portfolio (as defined below) it holds under your policy with respect to the proposals described below.

A.        Portfolio Reorganizations

As shown in the chart below, the CVS Board of Directors recommends that the Calvert VP Mid Cap Value Portfolio be combined with the Calvert VP S&P MidCap 400 Index Portfolio and the CVP Board of Directors recommends that the Calvert VP Balanced Index Portfolio be combined with the Calvert VP SRI Balanced Portfolio, in each case, in a tax-free reorganization (each a “Reorganization”).  The CVS Board of Directors and the CVP Board of Directors are referred to together in this letter as the “Boards”.

Merging Portfolio	Acquiring Portfolio
Calvert VP Mid Cap Value Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Balanced Index Portfolio	Calvert VP SRI Balanced Portfolio

Calvert VP S&P MidCap 400 Index Portfolio is a series of CVP and Calvert VP SRI Balanced Portfolio is a series of CVS.

You are being asked to vote on a proposal to exchange the assets of your Merging Portfolio for shares of equal value of the respective Acquiring Portfolio.  If the Agreement and Plan of Reorganization applicable to your Merging Portfolio is approved by policy owners, and your policy remains invested in that Merging Portfolio through the closing of the Reorganization, your policy will be invested in shares of the related Acquiring Portfolio. Details of the Reorganization applicable to your Merging Portfolio, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement.  The Prospectus/Proxy Statement also compares the strategies, expenses and performance of each Merging Portfolio with those of the respective Acquiring Portfolio.

The Boards and I believe the Reorganizations offer you the opportunity to pursue your investment goals in a larger fund with a comparable or stronger performance history that may benefit from economies of scale over the long-term.  After careful consideration, the Boards have unanimously approved the Reorganizations and believe the Reorganizations are in the best interests of Calvert VP Mid Cap Value Portfolio and Calvert VP Balanced Index Portfolio and you, as an owner of a policy invested in one or both of these portfolios.  The Boards recommend that you vote FOR these proposals.

Regardless of whether you plan to attend the Meeting in person, PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the Meeting.  Your internet or telephone vote or your properly executed proxy card must be received by 9:00 a.m., Eastern Time, on April 15, 2011. If you vote by internet or telephone or return a proxy card you may still attend the Meeting in person and you may change your vote by submitting a revised proxy card.  However, attendance in person at the Meeting by itself will not automatically revoke your vote.  To revoke a prior vote you must follow the revocation procedures set forth in the attached Prospectus/Proxy Statement.

I appreciate the time you will take to review these important matters.  If we may be of any assistance, please call us at 800-368-2745.  Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.

Sincerely,

Barbara J. Krumsiek

Chairperson

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF CALVERT VP MID CAP VALUE PORTFOLIO OR CALVERT VP BALANCED INDEX PORTFOLIO ARE ATTRIBUTABLE TO YOUR POLICY.  IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

CALVERT VARIABLE SERIES, INC. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT VP MID CAP VALUE PORTFOLIO	CALVERT VARIABLE PRODUCTS, INC. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT VP BALANCED INDEX PORTFOLIO

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on April 15, 2011

To the Policy Owners:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of the Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), and Calvert VP Balanced Index Portfolio, a series of Calvert Variable Products, Inc. (“CVP”), will be held on April 15, 2011 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”), for the purposes listed below:

For Shareholders of the Calvert VP Mid Cap Value Portfolio

  To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP Mid Cap Value Portfolio, a series of CVS, to the Calvert VP S&P MidCap 400 Index Portfolio, a series of CVP, in exchange for Class I shares of the Calvert VP S&P MidCap 400 Index Portfolio. The Reorganization Plan also provides for distribution of these shares of the Calvert VP S&P MidCap 400 Index Portfolio to the holders of Calvert VP Mid Cap Value Portfolio shares in liquidation and subsequent termination of the Calvert VP Mid Cap Value Portfolio.

For Shareholders of the Calvert VP Balanced Index Portfolio

  To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP Balanced Index Portfolio, a series of CVP, to the Calvert VP SRI Balanced Portfolio, a series of CVS, in exchange for shares of the Calvert VP SRI Balanced Portfolio.  The Reorganization Plan also provides for distribution of these shares of the Calvert VP SRI Balanced Portfolio to the holders of Calvert VP Balanced Index Portfolio shares in liquidation and subsequent termination of the Calvert VP Balanced Index Portfolio.

* * *

  To consider and act upon any other business that may properly come before the Meeting.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The CVS Board of Directors and the CVP Board of Directors has fixed the close of business on January 24, 2011 as the record date for determining shareholders of each Merging Portfolio entitled to notice of and to vote at the Meeting.

February 11, 2011

By Order of the CVS Board of Directors and the CVP Board of Directors,

William M. Tartikoff, Esq.

Vice President and Secretary

PROSPECTUS/PROXY STATEMENT

Dated February 11, 2011

Acquisition of the Assets of the		By and in Exchange for Shares of the

CALVERT VP MID CAP VALUE PORTFOLIO, a series of Calvert Variable Series, Inc.	è	CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO (Class I), a series of Calvert Variable Products, Inc.

CALVERT VP BALANCED INDEX PORTFOLIO, a series of Calvert Variable Products, Inc.	è	CALVERT VP SRI BALANCED PORTFOLIO, a series of Calvert Variable Series, Inc.

Calvert Variable Series, Inc. and Calvert Variable Products, Inc. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745

INTRODUCTION

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of voting instructions (proxies) by the Board of Directors of Calvert Variable Series, Inc. (“CVS”) and the Board of Directors of Calvert Variable Products, Inc. (“CVP”) for use at a Joint Special Meeting of Shareholders of the Calvert VP Mid Cap Value Portfolio, a series of CVS (“Mid Cap Value”), and the Calvert VP Balanced Index Portfolio, a series of CVP (“Balanced Index”), to be held on Friday, April 15, 2011 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”).

The Board of Directors of CVS (the “CVS Board”) is soliciting proxies from shareholders of Mid Cap Value in connection with the proposed transfer of all of its assets to Calvert VP S&P MidCap 400 Index Portfolio, a series of CVP (“MidCap 400 Index”), in exchange for Class I shares of MidCap 400 Index (the “Mid Cap Reorganization”).

The Board of Directors of CVP (the “CVP Board”) is soliciting proxies from shareholders of Balanced Index in connection with the proposed transfer of all of its assets to Calvert VP SRI Balanced Portfolio, a series of CVS (“SRI Balanced”), in exchange for shares of SRI Balanced (the “Balanced Reorganization”).

The following chart provides an overview of the proposed Reorganizations:

Merging Portfolio	Acquiring Portfolio
Calvert VP Mid Cap Value Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Balanced Index Portfolio	Calvert VP SRI Balanced Portfolio

Please take note of the following terms that are used throughout this Prospectus/Proxy Statement:

  Mid Cap Value and Balanced Index are referred to herein together as the “Merging Portfolios” and each as a “Merging Portfolio”;
  MidCap 400 Index and SRI Balanced are referred to herein together as the “Acquiring Portfolios” and each as an “Acquiring Portfolio”;
  The Merging Portfolios and the Acquiring Portfolios are referred to herein together as the “Portfolios” and each as a “Portfolio”;
  The Mid Cap Reorganization and the Balanced Reorganization are referred to herein together as the “Reorganizations” and each as a “Reorganization”;
  CVS and CVP are referred to herein together as the “Funds” and each as a “Fund”; and
  The CVS Board and the CVP Board are referred to herein together as the “Board”.

As an owner of a variable annuity or variable life insurance policy (a “Policy” and, collectively, the “Policies”) issued by an insurance company (“Insurance Company” and, collectively, the “Insurance Companies”), you have the right at the Meeting to instruct your Insurance Company how to vote the shares of each Merging Portfolio attributable to your Policy with respect to the related Reorganization, as described more fully below and in the accompanying Notice of Joint Special Meeting of Shareholders. Although the Insurance Companies are the legal owners of the shares of each Merging Portfolio and you are not directly a shareholder of any Merging Portfolio, you have this right because some or all of your Policy value is invested in stock of one or more of the Merging Portfolios, as provided by your Policy.

For simplicity, in this Prospectus/Proxy Statement:

  “Record Holder” of the stock of a Merging Portfolio refers to each Insurance Company which holds that Merging Portfolio’s shares of record unless indicated otherwise in this Prospectus/Proxy Statement;
  “shares” refers generally to your shares of common stock in the applicable Merging Portfolio; and

  “shareholder” or “Policy Owner” refers to you.

The persons named as proxies in each proxy card will vote the shares of the applicable Merging Portfolio proportionately in accordance with the instructions received from those Policy Owners who respond with their voting instructions as to that Merging Portfolio.

Following each transfer of Merging Portfolio assets, if approved by the applicable Merging Portfolio shareholders, shares of the respective Acquiring Portfolio will be distributed to the Record Holders of the applicable Merging Portfolio in liquidation of that Merging Portfolio. As a result of the proposed transaction, each Record Holder of a Merging Portfolio will receive shares of the respective Acquiring Portfolio at a total net asset value equal to the value of the Record Holder’s shares of that Merging Portfolio computed on the business day immediately prior to the Reorganization, and that Merging Portfolio will subsequently be dissolved and terminated as a series of the applicable Fund.  The value of your Policy investment held in a Merging Portfolio will be the same as the value of your investment held in the respective Acquiring Portfolio immediately after the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about an Acquiring Portfolio that a prospective investor should know before voting on the respective proposed Reorganization. Each Reorganization will occur only if it is approved by the lesser of (i) 67% or more of the shares of the related Merging Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the related Merging Portfolio entitled to vote.

Additional information concerning each Portfolio and the Reorganizations is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about the Reorganizations:

  Statement of Additional Information of MidCap 400 Index dated February 11, 2011, which relates to this Prospectus/Proxy Statement and the Mid Cap Reorganization (the “Mid Cap Reorganization SAI”); and
  Statement of Additional Information of SRI Balanced dated February 11, 2011, which relates to this Prospectus/Proxy Statement and the Balanced Reorganization (the “Balanced Reorganization SAI”).

Information about the Merging Portfolios:

  Prospectus of CVS relating to Mid Cap Value dated April 30, 2010, as supplemented on October 6, 2010 and December 14, 2010;
  Prospectus of CVP relating to Balanced Index dated April 30, 2010, as supplemented on July 1, 2010 and December 14, 2010;
  Statement of Additional Information of CVS relating to Mid Cap Value dated April 30, 2010, as revised on October 6, 2010 (the “CVS SAI”);
  Statement of Additional Information of CVP relating to Balanced Index dated April 30, 2010, as revised on July 1, 2010 (the “CVP SAI”);
  The Annual Report to Shareholders of CVS relating to Mid Cap Value for the fiscal year ended December 31, 2009;
  The Annual Report to Shareholders of CVP relating to Balanced Index for the fiscal year ended December 31, 2009;
  The Semi-Annual Report to Shareholders of CVS relating to Mid Cap Value for the six-month period ended June 30, 2010; and
  The Semi-Annual Report to Shareholders of CVP relating to Balanced Index for the six-month period ended June 30, 2010.

Information about the Acquiring Portfolios:

  Prospectus of CVP relating to MidCap 400 Index dated April 30, 2010, as supplemented on July 1, 2010 and December 14, 2010;
  Prospectus of CVS relating to SRI Balanced dated April 30, 2010, as supplemented on December 3, 2010;
  The CVP SAI relating to MidCap 400 Index;
  Statement of Additional Information of CVS relating to SRI Balanced Index dated April 30, 2010 (the “CVS SRI SAI”);
  The Annual Report to Shareholders of CVP relating to MidCap 400 Index for the fiscal year ended December 31, 2009;
  The Annual Report to Shareholders of CVS relating to SRI Balanced for the fiscal year ended December 31, 2009;
  The Semi-Annual Report to Shareholders of CVP relating to MidCap 400 Index for the six-month period ended June 30, 2010; and

  The Semi-Annual Report to Shareholders of CVS relating to SRI Balanced for the six-month period ended June 30, 2010.

Copies of any of the above documents are available upon request and without charge by writing to Calvert Distributors, Inc., Suite 1000N, Bethesda, Maryland 20814, or calling 800-368-2745 toll-free, and specifying the document(s) you are requesting.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to Mid Cap Value and SRI Balanced contained in the applicable Prospectus of CVS dated April 30, 2010 (SEC File No. 811-03591), as supplemented on July 1, 2010 and December 14, 2010, in the case of the Mid Cap Value Prospectus, and on December 3, 2010, in the case of the SRI Balanced Prospectus, is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)

Information relating to MidCap 400 Index and Balanced Index contained in the Prospectus of CVP dated April 30, 2010 (SEC File No. 811-04000), as supplemented on July 1, 2010 and December 14, 2010, is also incorporated by reference in this document.

The Mid Cap Reorganization SAI relating to this Prospectus/Proxy Statement and the Mid Cap Reorganization, dated February 11, 2011, which includes (i) the financial statements of CVS relating to Mid Cap Value for the fiscal year ended December 31, 2009 and the six-month period ended June 30, 2010, (ii) the financial statements of CVP relating to MidCap 400 Index for the fiscal year ended December 31, 2009 and the six-month period ended June 30, 2010, and (iii) pro forma financial information of CVP relating to MidCap 400 Index, assuming that the Mid Cap Reorganization is approved by Mid Cap Value shareholders, is incorporated by reference in its entirety in this document.

The Balanced Reorganization SAI relating to this Prospectus/Proxy Statement and the Balanced Reorganization, dated February 11, 2011, which includes (i) the financial statements of CVP relating to Balanced Index for the fiscal year ended December 31, 2009 and the six-month period ended June 30, 2010 and (ii) the financial statements of CVS relating to SRI Balanced for the fiscal year ended December 31, 2009 and the six-month period ended June 30, 2010, is incorporated by reference in its entirety in this document.  Pro forma financial information of CVS relating to SRI Balanced is not included in the Balanced Reorganization SAI because the net assets of Balanced Index constitute less than 10% of the net assets of SRI Balanced.

The approximate date on which this Prospectus/Proxy Statement, the Joint Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders is on or about February 14, 2011.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in MidCap 400 Index or SRI Balanced through a Policy involves investment risk, including possible loss of the purchase payment of your original investment.

TABLE OF CONTENTS

Synopsis	8
Reasons for the Reorganizations	8
Reorganization Plans	9
Tax Consequences	10
Overview of Portfolios Subject to the Reorganizations	10
Investment Objectives and Principal Investment Strategies	11
Fundamental Investment Restrictions	20
Principal Risks	28
Distribution, Purchase, Exchange and Redemption
of Portfolio Shares	34
Expense Comparison	34
Performance	37
Portfolio Management	42
Reasons for the Reorganizations	45
Information about Each Reorganization	47
Shareholder Information for the Acquiring Portfolios	53
Information on Shareholder Rights	59
General Information about the Portfolios	60
Financial Statements	61
Voting Information	61
Shareholder Proposals	66
Other Business	66

Exhibit A – Agreement and Plan of Reorganization for Mid Cap Value	A-1
Exhibit B – Agreement and Plan of Reorganization for Balanced Index	B-1

SYNOPSIS

This section summarizes the primary features and consequences of the Reorganizations. It may not contain all of the information that is important to you. To understand each Reorganization, you should read this entire Prospectus/Proxy Statement and the related Exhibit.

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the respective Prospectuses and Statements of Additional Information relating to the Portfolios, and the form of the Agreements and Plans of Reorganization (each a “Reorganization Plan”), which are attached to this Prospectus/Proxy Statement as EXHIBIT A and EXHIBIT B.

Reasons for the Reorganizations.  The Board believes that each proposed Reorganization would be in the best interest of the shareholders of the applicable Merging Portfolio. In reaching this decision, the Board considered the terms and conditions of each Reorganization Plan and the following factors, among others:

1.  The relatively small size of each Merging Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future;

2.  Following each Reorganization, the shareholders of each Merging Portfolio will remain invested in an open-end portfolio with a substantially larger asset base;

3.  With respect to each Reorganization, the Pro Forma Combined Portfolio (as shown in the section entitled “Expense Comparison”) has a lower gross expense ratio than the current gross expense ratio of the Merging Portfolio;

4.  With respect to the Balanced Reorganization, Balanced Index benefits from a contractual expense cap that will expire on April 30, 2011 and will not be renewed by the Advisor (as defined herein);

5.  The likelihood that shareholders of each Merging Portfolio, as part of a larger portfolio, may benefit over time from further reductions in overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganizations;

6. With respect to each Reorganization, the investment objective, principal investment policies and principal risks of the Acquiring Portfolio and the Merging Portfolio are similar;

7. With respect to each Reorganization, the Merging Portfolio and the Acquiring Portfolio are situated in the same or a comparable Morningstar style box;

8.  With respect to the Mid Cap Reorganization, the performance history of the Acquiring Portfolio is better than the Merging Portfolio for the one-year, three-year, five-year and since-inception periods ended September 30, 2010;

9.  With respect to the Balanced Reorganization, the performance history of the Acquiring Portfolio is comparable to the Merging Portfolio for the one-year period ended September 30, 2010;

10. With respect to each Reorganization, both the Merging Portfolio and the Acquiring Portfolio are managed by the same investment advisor;

11. The anticipated tax-free nature of the exchanges contemplated by each Reorganization for federal income tax purposes; and

12. Shareholders of each Merging Portfolio will not experience any dilution in the value of their investment as a result of the applicable Reorganization.

For the reasons described in this Prospectus/Proxy Statement the Board and the Directors on the Board who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), concluded that the Reorganization of each Merging Portfolio into the applicable Acquiring Portfolio would be in the best interest of the shareholders of the Merging Portfolio and that the interests of the existing shareholders of the Merging Portfolios will not be diluted as a result of the Reorganizations.  Accordingly the Board and the Independent Directors, in separate votes, approved each Reorganization and they recommend shareholder approval of each Reorganization. Subject to shareholder approval, the Reorganizations are expected to be completed on or about April 30, 2010.

The Board and the Independent Directors also approved each Reorganization on behalf of the related Acquiring Portfolio.  The Directors considered, among other things, the terms and conditions of each Reorganization Plan, the opportunity to add assets to each Acquiring Portfolio, their expectation that each Reorganization will constitute a tax-free reorganization and that the interests of shareholders would not be diluted as a result of the transactions.    Thus, the Board and the Independent Directors concluded that each Reorganization would be in the best interest of the shareholders of the related Acquiring Portfolio and approved each Reorganization.  The votes of the shareholders of each Acquiring Portfolio are not being solicited in connection with the applicable Reorganization because their approval or consent is not required.

Reorganization Plans. The Board has authorized CVS and CVP to enter into a Reorganization Plan with respect to each Reorganization that provides for the following:

  The transfer of all the assets of each Merging Portfolio to the applicable Acquiring Portfolio in exchange for shares of that Acquiring Portfolio, which, in the case of the Mid Cap Value Reorganization, will be Class I shares of the Acquiring Portfolio;
  Following each transfer, those Acquiring Portfolio shares will be distributed to the Record Holders of the related Merging Portfolios in liquidation of that Merging Portfolio, and each Merging Portfolio will be dissolved; and

  As a result of the proposed transactions, each Record Holder of a Merging Portfolio will receive shares of the applicable Acquiring Portfolio at a total net asset value equal to the value of the Record Holder’s shares of that Merging Portfolio computed as of the close of the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Reorganization.

The total value of your Policy interest in each Merging Portfolio will be the same as the total value of your Policy interest in the related Acquiring Portfolio immediately after the applicable Reorganization.

The material terms of each Reorganization Plan are described in more detail in “Information About Each Reorganization” below.

Tax Consequences. Pursuant to each Reorganization Plan, as a condition to closing the Reorganization described therein, the applicable Merging Portfolio and Acquiring Portfolio shall have received an opinion of counsel that, while the matter is not entirely free from doubt, for federal income tax purposes no gain or loss will be recognized by it or its Record Holders as a result of the Reorganization. In each case, the tax basis of Acquiring Portfolio shares received by a Record Holder will be the same as the tax basis of the Record Holder’s Merging Portfolio shares. In addition, in each case, the tax basis of the assets of the Merging Portfolio in the hands of the applicable Acquiring Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Merging Portfolio prior to the Reorganization. Assuming each shareholder’s policy is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganizations. See “Information About Each Reorganization” below.

If the Reorganizations take place, each Acquiring Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the respective Merging Portfolio. See “Information About Each Reorganization – Effect of the Reorganizations on Capital Loss Carryforwards” below.

Overview of Portfolios Subject to the Reorganizations.  Mid Cap Value and SRI Balanced are series of CVS, an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act. Mid Cap Value and SRI Balanced are both non-diversified portfolios and offer one class of shares.

MidCap 400  Index and Balanced Index are series of CVP, an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act. MidCap 400 Index and Balanced Index are both diversified portfolios.  Balanced Index offers one class of shares.  MidCap 400 Index offers Class F and Class I shares.

Calvert Asset Management Company, Inc. (“CAMCO” or the “Advisor”) serves as the investment advisor for the Portfolios.  On April 30, 2011, CAMCO anticipates that it will change its name to Calvert Investment Management, Inc.  The Merging Portfolios and the Acquiring Portfolios are managed or subadvised as shown in the following chart:

Merging Portfolio	Merging Portfolio Subadvisor	Acquiring Portfolio	Acquiring Portfolio Subadvisor or Advisor
Mid Cap Value	Columbia Management Investment Advisers, Inc.	MidCap 400 Index	Summit Investment Advisors, Inc.
Balanced Index	Summit Investment Advisors, Inc.	SRI Balanced	New Amsterdam Partners, LLC (equity investments); CAMCO (fixed income investments)

As of December 31, 2010, the net assets of each Portfolio were as follows:

Merging Portfolio	Net Assets	Acquiring Portfolio	Net Assets
Mid Cap Value	$19,316,703	MidCap 400 Index	$179,001,551
Balanced Index	$16,084,636	SRI Balanced	$334,914,542

Investment Objectives and Principal Investment Strategies.   Each Portfolio has an investment objective and certain principal investment strategies that are employed by the Portfolio’s portfolio managers.  For a more detailed description of the investment techniques used by a Portfolio, see the applicable Portfolio’s Prospectus and the CVS SAI, CVS SRI SAI or CVP SAI, as applicable.

Mid Cap Value è MidCap 400 Index

Investment Objectives.  Each Portfolio seeks to achieve its investment objective by investing in mid-capitalization companies.  The following chart sets forth the specific investment objective of each Portfolio.

INVESTMENT OBJECTIVE
(Merging Portfolio)	(Acquiring Portfolio)
Mid Cap Value	MidCap 400 Index
The Portfolio seeks long-term capital appreciation.	The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Principal Investment Strategies.  Mid Cap Value normally invests at least 80% of its net assets in equity securities of mid-capitalization companies with market capitalizations in the range of Russell Midcap Value Index.  MidCap 400 Index normally invests at least 80% of its net assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index.  The material differences between the principal investment strategies of Mid Cap Value and MidCap 400 Index are as follows:

(i)    Active versus Passive Management.  Mid Cap Value is an actively managed portfolio.  The Subadvisor of Mid Cap Value seeks to invest in portfolio securities that over time have the potential to outperform the Portfolio’s benchmark, the Russell Mid Cap Value Index.

MidCap 400 Index is a passively managed portfolio.  The Subadvisor of MidCap 400 Index seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares and certain other adjustments.  Under normal market conditions, as much of the Portfolio’s assets as is practical will be invested in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto.  While not required, the Portfolio will generally sell securities that the Index manager removes from the Index.  The Portfolio may also invest in S&P MidCap Depositary Receipts® (“MidCap SPDRs®”) or other investment companies that provide the same exposure to the S&P MidCap 400 Index.  MidCap SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

(ii)    Value Investing.  The Subadvisor of Mid Cap Value seeks to identify common stocks of companies it believes are significantly undervalued compared to their perceived worth or prospects, historical valuations or the general market level of valuation.  Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures.  They may include companies which are temporarily out of favor with the market or which may have experienced adverse developments but which have the potential for growth.

The Subadvisor of MidCap 400 Index generally invests in all of the securities in the S&P MidCap 400 Index.  MidCap 400 Index therefore does not seek to invest predominantly in value stocks or growth stocks.

(iii)   Diversification.  Mid Cap Value is a non-diversified portfolio, whereas MidCap 400 Index is a diversified portfolio.

(iv)   Foreign Securities.  Mid Cap Value may invest up to 25% of its total assets in foreign securities.  MidCap 400 Index does not typically invest in foreign securities.

(v)   Futures.  Mid Cap Value may not invest in futures or options on futures, except that it may invest in forward foreign currency contracts. MidCap 400 Index may invest in futures contracts that relate to the S&P MidCap 400 Index and stocks comprising that index, and may purchase and write call and put options on such futures contracts.

The following chart provides additional information about the principal investment strategies of each Portfolio.

ADDITIONAL PRINCIPAL INVESTMENT STRATEGIES
(Merging Portfolio)	(Acquiring Portfolio)
Mid Cap Value	MidCap 400 Index

The Portfolio may purchase put and call options on securities, and may employ a variety of option combinations using long options positions.  In addition, the Portfolio may write covered call options and secured put options on securities and may employ a variety of option combination strategies using short options positions.  These strategies, however, are not principal investment strategies.

The Portfolio may purchase put and call options and write covered call options on any security in which it is eligible to invest.
The Portfolio may invest in temporary defensive positions, but this is not a principal investment strategy.

A portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.  In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Russell Midcap Value Index.  The Russell Midcap Value Index is an unmanaged index of common stocks comprised of 541 common stocks of mid-sized U.S. companies as of December 31, 2010 and aims to include those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.  As of December 31, 2010, the market capitalization of the Russell Midcap Value Index ranged from $237 million to $17.2 billion with a weighted median level of $6.8 billion and a weighted average level of $7.5 billion. The Russell Midcap Value Index is capitalization-weighted, meaning that companies whose securities have larger market capitalizations will contribute more to the Index’s value than companies whose securities have smaller market capitalizations.

The S&P MidCap 400 Index.  The S&P MidCap 400 Index is an unmanaged index of common stocks comprised of 400 common stocks of mid-sized U.S. companies as of December 31, 2010 and aims to include approximately 7 percent of the total value of the domestic equity markets.  As of December 31, 2010, the market capitalization of the S&P MidCap 400 Index companies ranged from $237 million to $9.2 billion with a weighted median level of $3.4 billion and a weighted average level of $3.7 billion. The S&P MidCap 400 Index is capitalization-weighted, meaning that companies whose securities have larger market capitalizations will contribute more to the Index’s value than companies whose securities have smaller market capitalizations.

Portfolio Turnover.  Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples under “Expense Comparison” affect the Portfolio’s performance.  During the fiscal year ended December 31, 2009, Mid Cap Value and MidCap 400 Index had portfolio turnover rates of 26% and 16%, respectively, in each case based on the portfolio’s average value.

Sale of Merging Portfolio Securities.  It is expected that the Mid Cap Reorganization would result in the liquidation of approximately 91 percent of the portfolio securities of Mid Cap Value.  These portfolio securities have an approximate value of $17.2 million based on the net assets of Mid Cap Value as of December 31, 2010.  These sale proceeds would then be reinvested in portfolio securities included in the S&P MidCap 400 Index.  Transaction costs will be incurred as a result of the liquidation of these portfolio securities and the acquisition of replacement portfolio securities.  These transaction costs would ultimately be borne by Policy Owners or plan participants invested in Mid Cap Value or MidCap Index 400.

Balanced Index è SRI Balanced

Investment Objectives.  Each Portfolio seeks to achieve its investment objective, through investment in a mix of stocks and bonds.  Balanced Index seeks to invest 60% of its assets in large cap stocks and 40% of its assets in investment grade fixed-income securities.  SRI Balanced effectively pursues a similar objective in that it has a principal investment strategy pursuant to which it seeks to invest about 60% of its net assets in stocks and 40% in bonds or other investment grade fixed-income securities.  The following chart sets forth the specific investment objective of each Portfolio.

INVESTMENT OBJECTIVE
(Merging Portfolio)	(Acquiring Portfolio)
Balanced Index	SRI Balanced

The Portfolio seeks investment results, with respect to approximately 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to approximately 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”).

The Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability and social responsibility factors.

Principal Investment Strategies.  Each Portfolio utilizes investment strategies designed to provide investors with balanced exposure to large-cap stocks and investment grade fixed-income securities. The material differences between the principal investment strategies of Balanced Index and SRI Balanced are as follows:

(i)    Passive versus Active Management.  Balanced Index is a passively managed portfolio, whereas SRI Balanced is an actively managed portfolio.

Balanced Index will normally invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index or the securities represented in the Barclays Capital Index.  Although the subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in stocks included among the S&P 500 Index, securities represented in the Barclays Capital Index, and futures contracts and related options under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. While not required, the Portfolio will generally sell securities that the Index manager removes from the S&P 500 Index or the Barclays Capital Index.  The Portfolio may invest up to 5% of its assets in each of Standard & Poor’s Depositary Receipts® (“SPDRs®”) and Barclays Capital iShares® or other investment companies that provide the same exposure to the S&P 500 Index or the Barclays Capital Index.  SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.  Barclays Capital iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the securities that comprise the Barclays Capital Index.

SRI Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product.  The Advisor rebalances the portfolio quarterly to adjust for changes in market value.  The equity portion of the Portfolio is primarily a large cap core U.S. domestic portfolio, although the Portfolio may also invest in foreign stocks and mid-cap stocks.  The equity portion of the Portfolio seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement.  The fixed-income portion of the Portfolio consists primarily of a wide variety of investment grade securities, including corporate debt securities, mortgage-backed securities and asset-backed securities. The fixed-income portion of the Portfolio reflects an active trading strategy, seeking total return.  The Subadvisor selects the equity investments, while the Advisor manages the fixed-income assets and determines the overall asset class mix for the Portfolio depending upon its view of market conditions and economic outlook.

(ii)    Diversification.  Balanced Index is a diversified portfolio, whereas SRI Balanced is a non-diversified portfolio.

(iii)   Foreign Securities.  Balanced Index does not typically invest in foreign securities.  SRI Balanced may invest in foreign securities.

(iv)   Sustainable and Socially Responsible Investing.  Balanced Index does not utilize a sustainable and socially responsible investment strategy.

SRI Balanced seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges.  Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics.  Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time.  SRI Balanced has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Portfolio seeks to invest and seeks to avoid investing.  Investments are first selected for financial soundness and then evaluated according to the Portfolio’s sustainable and socially responsible investment criteria.  Investments must be consistent with the Portfolio’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Portfolio and its shareholders.

        The Portfolio has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by CAMCO drawing on the Portfolio’s longstanding commitment to economic and social justice. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

• Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

•  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization (“ILO”) core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•  Observe appropriate international human rights standards in operations in all countries.

• Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

• Produce or market products and services that are safe and enhance the health or quality of life of consumers.

• Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

• Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Portfolios seek to avoid investing in companies that:

• Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

• Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

• Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

• Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

• Demonstrate poor corporate governance or engage in harmful or unethical business practices.

• Manufacture tobacco products.

• Are significantly involved in the manufacture of alcoholic beverages.

• Have direct involvement in gambling operations.

• Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

• Manufacture or sell firearms and/or ammunition.

• Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

• Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

The following chart provides additional information about the principal investment strategies of each Portfolio.

ADDITIONAL PRINCIPAL INVESTMENT STRATEGIES
(Merging Portfolio)	(Acquiring Portfolio)
Balanced Index	SRI Balanced

The Portfolio will invest approximately 60% of its net assets in a portfolio of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities or other liquid assets as collateral), and SPDRs® designed to track the S&P 500 Index, and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Barclays Credit Index.

The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments.  Stock investments are primarily common stock in large-cap companies.  The Portfolio invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  The Portfolio may also invest in repurchase agreements.  An investment grade debt security is rated BBB or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated bond determined by the Advisor to be of comparable quality.  The Portfolio may also invest in unrated debt securities.

For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.  In addition, the Portfolio may write covered call options on any security in which it is eligible to invest.

The Portfolio may purchase put and call options and write covered call and secured put options on securities which meet the Portfolio’s sustainable and socially responsible investment criteria, and may employ a variety of option combination strategies.  The Portfolio may also engage in the purchase and sale of futures contracts, including interest rate futures contracts, and may purchase and sell U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Portfolio.  The Portfolio may engage in such transactions only for hedging purposes, including hedging of any cash position.  The Portfolio may not engage in such transactions for the purposes of speculation or leverage.

The Portfolio may hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the Portfolio’s assets.  In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Portfolio may invest in cash or cash equivalents. Cash equivalents include instruments such as, but are not limited to, U.S. government and agency obligations, certificates of deposit, banker’s acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.  The Portfolio may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers.

The S&P 500 Index.  The S&P 500 Index is an unmanaged index of common stocks comprised of 500 large capitalization common stocks of U.S. companies that aims to include the top 75% of the value of the domestic equity markets.  As of December 31, 2010, the market capitalization of the S&P 500 Index ranged from $1.6 billion to $369 billion with a weighted median level of $45.7 billion and a weighted average level of $88.4 billion. The S&P 500 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the S&P 500 Index’s value than companies with smaller market capitalizations.

The Barclays Capital U.S. Aggregate Bond Index.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of 7999 U.S. Treasury, government-related, mortgage-backed and investment grade corporate and securitized fixed-income securities with a total market value of $15.1 trillion as of December 31, 2010.  Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the Index.  As of December 31, 2010, the average maturity of the securities in the Index was 7.08 years, the average coupon was 4.24% and the modified duration was 4.98 years.  The Index includes all “index-eligible” securities that meet minimum par amounts outstanding.

Portfolio Turnover.  Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples under “Expense Comparison” affect the Portfolio’s performance.  During the fiscal year ended December 31, 2009, Balanced Index and SRI Balanced had portfolio turnover rates of 53% and 89%, respectively, in each case based on the portfolio’s average value.

Sale of Merging Portfolio Securities.  It is expected that the Balanced Reorganization would result in the liquidation of approximately 20 percent of the fixed-income portfolio securities and approximately 87 percent of the equity portfolio securities of Balanced Index.  These fixed-income and equity portfolio securities have an approximate value of $1.2 million and $8.3 million, respectively, in each case based on the net assets of Balanced Index as of December 31, 2010.  These sale proceeds would then be reinvested in other fixed-income and equity securities.  Transaction costs will be incurred as a result of the liquidation of these portfolio securities and the acquisition of replacement portfolio securities.  These transaction costs would ultimately be borne by Policy Owners or plan participants invested in Balanced Index or SRI Balanced.

Fundamental Investment Restrictions. In addition to the objectives and strategies described above, each Portfolio has adopted certain fundamental investment restrictions, which may not be changed without the approval of the holders of a majority of the outstanding shares of that Portfolio.

Mid Cap Value è MidCap 400 Index

purchasing securities on margin.  However, pursuant to a nonfundamental investment restriction, Mid Cap Value may not make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

MidCap 400 Index may not purchase any securities on margin (except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(iii) Illiquid Investments.  Mid Cap Value does not have a fundamental investment restriction regarding illiquid investments.

MidCap 400 Index may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, “small bank” certificates of deposit that are not readily marketable, and other illiquid investments.

(iv) Reverse Repurchase Agreements.  Mid Cap Value does not have a fundamental investment restriction regarding reverse repurchase agreements.

MidCap 400 Index may not enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

The following chart provides additional information about the fundamental investment restrictions of each Portfolio.

ADDITIONAL FUNDAMENTAL INVESTMENT RESTRICTIONS OF BOTH PORTFOLIOS
	(Merging Portfolio)	(Acquiring Portfolio)
	Mid Cap Value may not:	MidCap 400 Index may not:
Borrowing

Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio’s assets at the time of borrowing.  In addition, pursuant to a related nonfundamental investment restriction, the Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Portfolio’s total assets.

Borrow amounts in excess of 10% of the Portfolio’s total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.  For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.  The Portfolio may not enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

Underwriting

Underwrite the distribution of securities of other issuers; however, the Portfolio may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that Act with respect to such resale.

Underwrite securities of other issuers except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling its shares and except as it may be deemed such in a sale of restricted securities.

Lending

Make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements, or (c) lending its portfolio securities.  In addition, pursuant to a related nonfundamental investment restriction, the Portfolio will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan).  For purposes of this investment restriction, the Portfolio considers a “loan” to be a “loan of money”.

Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan). The Portfolio may not lend its securities if, as a result, the aggregate of such loans would exceed one-third of the Portfolio’s total assets.

Concentration

Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations.

Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. Gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Commodities	Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts.

Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase securities of issuers which invest or deal in any of the above. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  This restriction also does not apply to purchases of futures contracts or options if (i) no more than 20% of the Portfolio’s assets are invested in futures contracts and/or options on futures contracts, (ii) the Portfolio’s net assets are less than $25 million, or (iii) with respect to investments in options only, no more than 5% of the Portfolio’s assets are paid for premiums for outstanding put and call options (including options on futures contracts) and no more than 25% of the Portfolio’s assets consist of collateral for outstanding options.

Senior Securities	Issue any senior security except in connection with permitted borrowings.	Issue senior securities, except that the Portfolio may borrow money as provided above.
Control

Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Real Estate	Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which invest or deal in the above, and except that it may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction also does not apply to purchases of futures contracts or options if (i) no more than 20% of the Portfolio’s assets are invested in futures contracts and/or options on futures contracts, (ii) the Portfolio’s net assets are less than $25 million, or (iii) with respect to investments in options only, no more than 5% of the Portfolio’s assets are paid for premiums for outstanding put and call options (including options on futures contracts) and no more than 25% of the Portfolio’s assets consist of collateral for outstanding options.

Balanced Index è SRI Balanced

The fundamental restrictions of the Portfolios are comparable, except for the following material differences:

(i)    Diversification.  Balanced Index is diversified and may not, with respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and other investment companies) of any one issuer.

SRI Balanced is non-diversified.

(ii)    Short Sales and Purchasing Securities on Margin.  Balanced Index may not purchase any securities on margin (except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

SRI Balanced does not have a fundamental investment restriction regarding short sales and purchasing securities on margin.  However, pursuant to a nonfundamental investment restriction, SRI Balanced may not make short sales of securities or purchase any securities on margin except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.  The deposit or payment of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

(iii)   Illiquid Investments.  Balanced Index may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, “small bank” certificates of deposit that are not readily marketable, and other illiquid investments.

SRI Balanced does not have a fundamental investment restriction regarding illiquid investments.

(iv)   Reverse Repurchase Agreements.  Balanced Index may not enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

SRI Balanced may enter into reverse repurchase agreements without restriction.

(v)   Control.  Balanced Index may not purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

SRI Balanced does not have a fundamental investment restriction regarding control of issuers.

The following chart provides additional information about the fundamental investment restrictions of each Portfolio.

ADDITIONAL FUNDAMENTAL INVESTMENT RESTRICTIONS OF BOTH PORTFOLIOS
	(Merging Portfolio)	(Acquiring Portfolio)
	Balanced Index may not:	SRI Balanced may not:
Borrowing

Borrow amounts in excess of 10% of the Portfolio’s total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.  For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.  The Portfolio may not enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

Borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Portfolio’s total assets.
Underwriting

Underwrite securities of other issuers except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling its shares and except as it may be deemed such in a sale of restricted securities.

Underwrite the securities of other issuers, except to the extent that the purchase of obligations, either directly from the issuer or from an underwriter for an issuer, may be deemed to be an underwriting.  Note: Under current law, a Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security.

Lending

Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan). The Portfolio may not lend its securities if, as a result, the aggregate of such loans would exceed one-third of the Portfolio’s total assets.

Lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Portfolio’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Concentration

Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. Gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).  Note: Under the interpretation of the SEC staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

Commodities

Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase securities of issuers which invest or deal in any of the above. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  This restriction also does not apply to purchases of futures contracts or options if (i) no more than 20% of the Portfolio’s assets are invested in futures contracts and/or options on futures contracts, (ii) the Portfolio’s net assets are less than $25 million, or (iii) with respect to investments in options only, no more than 5% of the Portfolio’s assets are paid for premiums for outstanding put and call options (including options on futures contracts) and no more than 25% of the Portfolio’s assets consist of collateral for outstanding options.

Invest directly in commodities, although it may invest in securities of issuers which invest or deal in commodities or commodity futures.
Senior Securities	Issue senior securities, except that the Portfolio may borrow money as provided above.	Issue senior securities, except that the Portfolio may borrow money as provided above.
Real Estate

Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which invest or deal in the above, and except that it may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction also does not apply to purchases of futures contracts or options if (i) no more than 20% of the Portfolio’s assets are invested in futures contracts and/or options on futures contracts, (ii) the Portfolio’s net assets are less than $25 million, or (iii) with respect to investments in options only, no more than 5% of the Portfolio’s assets are paid for premiums for outstanding put and call options (including options on futures contracts) and no more than 25% of the Portfolio’s assets consist of collateral for outstanding options.

Invest directly in real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate or real estate mortgages.

Each Portfolio also has certain non-fundamental investment restrictions, which may be changed by the Board at any time without a shareholder vote. For more information regarding the Portfolios’ non-fundamental investment restrictions, see the CVS SAI, the CVS SRI SAI or the CVP SAI, as applicable.

Principal Risks. An investment in each Portfolio entails investment risk. Shareholders could lose money on their investment in each Portfolio, or each Portfolio could underperform, because of the following principal risks.

Mid Cap Value è MidCap 400 Index

PRINCIPAL RISKS
(Merging Portfolio)	(Acquiring Portfolio)
Mid Cap Value	MidCap 400 Index

Non-diversification Risk.  Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies than a diversified fund, and gains or losses on a single stock may have greater impact on the Portfolio.

The Portfolio has no similar principal risk.
Management Risk. Individual stocks in the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Portfolio to fall.	Stock Market Risk. The stock market or the S&P MidCap 400 Index may fall in value, causing prices of stocks held by the Portfolio to fall.
The Portfolio has no similar principal risk.

Index Tracking Risk.  An index fund has operating expenses; a market index does not.  The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.

Common Stock Risk.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Mid-Cap Company Risk.  Prices of mid-cap stocks can be more volatile than those of larger, more established companies.  Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Value Company Risk.  Value stocks may perform differently from the market as a whole, which may not recognize a security’s intrinsic value for a long time.  The value-oriented investing approach may fall out of favor with investors from time to time, during which the Portfolio may underperform other portfolios using different investment approaches.

Valuation Risk.  A stock judged to be undervalued by the Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

The Portfolio has no similar principal risk.
The Portfolio has no similar principal risks.

Investments in Other Investment Companies.  The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest.  When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.

Stock Index Futures and Options Risk.  Using stock index futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed.  If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position.  Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation.  Derivatives may also be less liquid and more difficult to value.

Foreign Securities Risk.  Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad.  Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk.  Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.  When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

The Portfolio has no similar principal risks.

Balanced Index è SRI Balanced

PRINCIPAL RISKS
(Merging Portfolio)	(Acquiring Portfolio)
Balanced Index	SRI Balanced
The Portfolio has no similar principal risk.

Non-diversification Risk.  Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies than a diversified fund, and gains or losses on a single stock may have greater impact on the Portfolio.

Management Risk. Individual securities in the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.

Management Risk.  Individual stocks and bonds in the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.  For the fixed-income portion of the Portfolio, the Advisor’s forecast as to interest rates may not be correct.

Stock Market Risk. The stock market or the S&P 500 Index may fall in value, causing prices of stocks held by the Portfolio to fall.	Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Portfolio to fall.

Index Tracking Risk.  An index fund has operating expenses; a market index does not.  The Portfolio, while expected to track a target index as closely as possible, will not be able to match the performance of the index exactly.

Active Trading Strategy Risk.  The fixed-income portion of the Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk.  This style can result in higher turnover (exceeding 100%) and may translate to higher transaction costs.

Common Stock Risk.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk.  Large-cap companies may be unable  to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

The Portfolio has no similar principal risk.

Mid-Cap Company Risk.  Prices of mid-cap stocks can be more volatile than those of larger, more established companies.  Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Bond Market Risk. The market prices of bonds held by the Portfolio may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk.  There is a chance that the issuer of a fixed-income security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

The Portfolio has no similar principal risks.

Foreign Securities Risk.  Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad.  Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk.  Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.  When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

Mortgage-Backed Security Risk.  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.  Such securities are only supported by the credit of the GSE.  The U.S. government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.  Mortgage-backed securities also involve prepayment risk and extension risk.

Unrated Security Risk.  Unrated securities may be less liquid than rated securities determined to be of comparable quality.  The Portfolio’s purchase of unrated securities depends on the Advisor’s analysis of credit risk without the assessment of an NRSRO.

Repurchase Agreement Risk.  A repurchase agreement exposes the fixed income portion of the Portfolio to the risk that the party that sells the security may default on its obligation to repurchase it.  The Portfolio may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Investments in Other Investment Companies.  The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest.  When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.

Futures and Options Risk.  Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed.  If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position.  Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation.  Derivatives may also be less liquid and more difficult to value.

Futures Contracts Risk.  The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.  The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

An investment in any Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information concerning the risks associated with investments in the Portfolios, see the applicable Portfolio’s Prospectus and the CVS SAI, the CVS SRI SAI or the CVP SAI, as applicable.

Distribution, Purchase, Exchange and Redemption of Portfolio Shares.  The distribution of, and the purchase, exchange and redemption procedures relating to, Portfolio shares are the same for each Portfolio.

Calvert Distributors, Inc. is the principal underwriter and distributor of the Portfolios and continuously offers Portfolio shares on a best efforts basis.  The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts to fund the benefits under the Policies issued by the Insurance Companies.  The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies.  Policy Owners may exchange shares in accordance with each Portfolio’s prospectus and the terms of the applicable Policy.  For more information, see “Shareholder Information for the Acquiring Portfolios – Purchase, Redemption and Exchange of Shares” below.

EXPENSE COMPARISON

The following tables allow you to compare the expenses of the Portfolios, and the tables titled “Pro Forma Combined Portfolio” show what the expenses of MidCap 400 Index and SRI Balanced are estimated to be assuming the respective Reorganization takes place. You will not pay an initial or deferred sales charge in connection with any Reorganization.

The expense amounts set forth in the tables and the Examples are based on annualized data presented in the Semi-Annual Report dated June 30, 2010 of each Merging Portfolio and each Acquiring Portfolio.  The expense amounts in the tables and the Examples for the Combined Portfolios are based on the annualized estimated combined expenses of the related Acquiring Portfolio and Merging Portfolio for the six months ended June 30, 2010.

The tables do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Mid Cap Value è MidCap 400 Index

SHAREHOLDER FEES.  The following chart shows the Portfolio fees that are paid directly from your account.

	(Merging Portfolio)	(Acquiring Portfolio & Combined Portfolio)
	Mid Cap Value	MidCap 400 Index
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None

ANNUAL FUND OPERATING EXPENSES.   The following chart shows the Portfolio expenses that are deducted from Portfolio assets.

	(Merging Portfolio)	(Acquiring Portfolio)	(Pro Forma Combined Portfolio)
	Mid Cap Value	MidCap 400 Index	MidCap 400 Index
Management Fees	0.97%	0.40%	0.40%
Other Expenses	0.46%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.43%	0.63%	0.63%

Balanced Index è SRI Balanced

SHAREHOLDER FEES.  The following chart shows the Portfolio fees that are paid directly from your account.

	(Merging Portfolio)	(Acquiring Portfolio & Combined Portfolio)
	Balanced Index	SRI Balanced
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None

ANNUAL FUND OPERATING EXPENSES.   The following chart shows the Portfolio expenses that are deducted from Portfolio assets.

	(Merging Portfolio)	(Acquiring Portfolio)	(Pro Forma Combined Portfolio)
	Balanced Index	SRI Balanced	SRI Balanced
Management Fees	0.40%	0.70%	0.70%
Other Expenses	0.50%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.90%	0.89%	0.89%

Examples. These examples are intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganizations) with the cost of investing in other mutual funds.  The examples assume that:

•        You invest $10,000 in the Portfolio for the time periods indicated;

•        You reinvest all dividends and distributions;

•        Your investment has a 5% return each year; and

•        The Portfolio's operating expenses remain the same.

The examples do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Mid Cap Value è MidCap 400 Index

(Unaudited)	1 Year	3 Years	5 Years	10 Years
Merging Portfolio:
Mid Cap Value	$146	$452	$782	$1,713
Acquiring Portfolio:
MidCap 400 Index	$64	$202	$351	$786
Combined Portfolio:
MidCap 400 Index	$64	$202	$351	$786

Balanced Index è SRI Balanced

(Unaudited)	1 Year	3 Years	5 Years	10 Years
Merging Portfolio:
Balanced Index	$92	$287	$498	$1,108
Acquiring Portfolio:
SRI Balanced	$91	$284	$493	$1,096
Combined Portfolio:
SRI Balanced	$91	$284	$493	$1,096

PERFORMANCE

Bar Chart and Performance Table

The following bar charts and tables show each Merging Portfolio's annual returns and long-term performance in comparison to the annual returns and long-term performance of the applicable Acquiring Portfolio.  Each bar chart shows how the Portfolio’s performance has varied from year to year.  Each table compares the Portfolio’s performance over time with that of an index and an average.  With respect to SRI Balanced, the current subadvisor is only responsible for the Portfolio’s performance since June 2008.

A Portfolio’s past performance does not necessarily indicate how that Portfolio will perform in the future.

The returns shown do not reflect fees and charges imposed under variable annuity and variable life insurance contracts through which an investment may be made.  If these fees and charges were included, they would reduce these returns.

Mid Cap Value è MidCap 400 Index

 (Merging Portfolio)

Mid Cap Value*

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	09/30/09	21.70%
Worst Quarter (of periods shown)	12/31/08	-27.80%

(Acquiring Portfolio)

MidCap 400 Index

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	09/30/09	19.74%
Worst Quarter (of periods shown)	12/31/08	-25.93%

      AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2010)

(Merging Portfolio)	1 Year	5 Years	10 Years*	(Acquiring Portfolio)	1 Year	5 Years	10 Years
Mid Cap Value	23.94%	2.79%	5.77%	MidCap 400 Index	25.98%	5.11%	6.51%
Russell Midcap Value Index**	24.75%	4.08%	8.07%	S&P MidCap 400 Index**	26.64%	5.74%	7.16%
Lipper VA Multi-Cap Value Funds Average	13.48%	0.60%	3.11%	Lipper VA Mid-Cap Core Funds Average	24.78%	4.28%	6.08%

*	The Inception date of Mid Cap Value is 1/2/01. The markets were closed on 1/1/01 and 12/31/00.	**	Reflects no deduction for fees or expenses.

Balanced Index è SRI Balanced

	Quarter Ended	Total Return
Best Quarter (of periods shown)	09/30/09	10.53%
Worst Quarter (of periods shown)	12/31/08	-11.55%

 (Acquiring Portfolio)

SRI Balanced

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	09/30/09	12.29%
Worst Quarter (of periods shown)	12/31/08	-19.63%

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2010)

(Merging Portfolio)	1 Year	5 Years	10 Years	(Acquiring Portfolio)	1 Year	5 Years	10 Years
Balanced Index	11.84%	4.30%	3.17%	SRI Balanced*	12.10%	1.52%	1.86%
S&P 500 Index**	15.06%	2.29%	1.41%	Russell 1000 Index**	16.10%	2.59%	1.83%
CVP Balanced Composite Benchmark***	11.66%	3.69%	3.18%	CVS Balanced Composite Benchmark****	13.05%	3.95%	3.72%
Lipper VA Mixed-Asset Target Allocation Moderate Funds Average	11.28%	3.85%	3.73%	Lipper VA Mixed-Asset Target Allocation Growth Funds Average	13.14%	3.53%	3.04%

*	The Portfolio’s current subadvisor has co-managed the day-to-day management of the Portfolio since June 2004 and has exclusively managed the day-to-day management of the Portfolio since June 2008.

**	Reflects no deduction for fees or expenses.

***

The Advisor created the CVP Balanced Composite Benchmark, 60% of which is comprised of the S&P 500 Index and 40% of which is comprised of the Barclays Capital U.S. Aggregate Bond Index.  The benchmark is more consistent with the portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns.

****

The Advisor created the CVS Balanced Composite Benchmark, 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Barclays Capital U.S. Credit Index.  The benchmark is more consistent with the portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns.

PORTFOLIO MANAGEMENT

Management. The overall management of each Portfolio is the responsibility of, and is supervised by, the Board.

Investment Management. Calvert Asset Management Company, Inc. (“CAMCO” or the “Advisor”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds.  CAMCO is a subsidiary of Calvert Group, Ltd., which is an indirect subsidiary of UNIFI Mutual Holding Company (“UNIFI”). CAMCO provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Directors who are affiliated persons of and employed by CAMCO. It has been managing mutual funds since 1976. As of December 31, 2010, CAMCO was the investment advisor for 49 mutual fund portfolios and had over $14 billion in assets under management.

On or about April 30, 2011, CAMCO anticipates that it will change its name to Calvert Investment Management, Inc.

Advisory Fees for the Acquiring Portfolios.

MidCap 400 Index

Under the investment advisory agreement between CAMCO and CVP, CAMCO receives an annual advisory fee of 0.30% with respect to MidCap 400 Index as a percentage of the Portfolio’s average daily net assets.  The advisory fee does not include administrative fees of 0.10%.

A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is available in the most recent Annual Report for Calvert VP S&P MidCap 400 Index Portfolio covering the fiscal year ended December 31.

SRI Balanced

Under the investment advisory agreement between CAMCO and CVS, CAMCO receives an annual advisory fee of 0.425% with respect to SRI Balanced as a percentage of the Portfolio’s average daily net assets.  The advisory fee does not include administrative fees of 0.275%.  CAMCO voluntarily waives 0.05% of its fee based on average daily net assets under management by New Amsterdam Partners LLC in excess of $250 million.  This waiver is contingent upon the continued service by New Amsterdam Partners LLC as Subadvisor to the equity assets of the Portfolio at an annual fee of 0.25% on assets up to $250 million and 0.20% on assets in excess of $250 million.  CAMCO may cease this waiver at any time.  The Portfolio’s total annual fund operating expenses do not reflect voluntary expense waiver/reimbursements.

A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is available in the most recent Annual Report for Calvert VP SRI Balanced Portfolio covering the fiscal year ended December 31.

Subadvisor and Portfolio Manager for the Acquiring Portfolios.

Information is provided below identifying each individual and/or member of the team who is employed by or associated with the Subadvisor of each Acquiring Portfolio and who are jointly and primarily responsible for the day-to-day management of each Acquiring Portfolio.

MidCap 400 Index

Summit Investment Advisors, Inc. (“Summit”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to the Portfolio.  Summit, a wholly-owned subsidiary of Ameritas Holding Company (“AHC”), was organized in 1984 under the laws of the State of Nebraska.  AHC is a wholly-owned subsidiary of UNIFI Mutual Holding Company (“UNIFI”).  Summit is an affiliate of CAMCO.

Summit is the investment subadvisor to MidCap 400 Index.  The Portfolio Managers of that Portfolio are as follows:

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Gary R. Rodmaker, CFA	Managing Director	Since May 1999	Managing Director of Summit	Team Leader
Kevin L. Keene	Analyst	Since November 2008	Equity index and derivatives analyst for Summit since 2008; Marketing Reporting Analyst for Summit from 2006 to 2008; Director of Administration, FTJ FundChoice 2001-2006	Team Member

The CVP SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Acquiring Portfolio.

SRI Balanced

Natalie Trunow of CAMCO handles the allocation of assets and portfolio managers for the Portfolio.  Gregory Habeeb of CAMCO manages the day-to-day investment of the fixed-income investments of the Portfolio.  New Amsterdam Partners LLC (“NAP”) manages the day-to-day investment of the equity investments of the Portfolio.  NAP has managed the day-to-day management of the Portfolio since June 2004 and has exclusively managed the day-to-day management of the Portfolio since June 2008.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Natalie Trunow (CAMCO)	Senior Vice President, Chief Investment Officer – Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.	Since September 2008

Ms. Trunow joined CAMCO as Head, Equities in August 2008.  She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Asset and Portfolio Manager Allocations
Gregory Habeeb (CAMCO)	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert’s taxable fixed-income funds since 1997. Mr. Habeeb has over 27 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager for fixed-income investments
Michelle Clayman, CFA (NAP)	Managing Partner, Chief Investment Officer	Since June 2004	Ms. Clayman founded NAP in 1986.	Portfolio Manager for equity investments
Nathaniel Paull, CFA (NAP)	Partner, Senior Portfolio Manager	Since June 2004	Senior Portfolio Manager with NAP.	Portfolio Manager for equity investments

The CVS SRI SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Acquiring Portfolio.

Other Management Arrangements.

Calvert Distributors, Inc. (“CDI”), a subsidiary of Calvert Group, Ltd. and an affiliate of CAMCO, is the principal underwriter and distributor of the Portfolios.  On or about April 30, 2011, CDI anticipates that it will change its name to Calvert Investment Distributors, Inc. and Calvert Group, Ltd. anticipates that it will change its name to Calvert Investments, Inc.

Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is the transfer agent and dividend disbursing agent for the Portfolios.

Calvert Shareholder Services, Inc. (“CSSI”), a subsidiary of Calvert Group, Ltd. and an affiliate of CAMCO, is the shareholder servicing agent for the Portfolios.  On or about April 30, 2011, CSSI anticipates that it will change its name to Calvert Investment Services, Inc.

Calvert Administrative Services Company (“CASC”), a subsidiary of Calvert Group, Ltd. and an affiliate of CAMCO, is the administrator for the Portfolios.  On or about April 30, 2011, CASC anticipates that it will change its name to Calvert Investment Administrative Services, Inc.

REASONS FOR THE REORGANIZATIONS

The Board believes that the Reorganizations are in the best interests of the Merging Portfolios and their respective shareholders.  At a Board Meeting held on December 9, 2010, the Board reviewed various challenges to the continuing viability of the Merging Portfolios.  These challenges include: (i) with respect to Mid Cap Value, a decline in assets since CAMCO assumed the investment advisor role in 2006 after the Portfolio’s initial investment advisor, Ameritas Investment Corp., changed its business strategy and opted to make existing mutual funds offered by external fund sponsors available through its variable annuity products, (ii) with respect to Balanced Index, a decline in assets over the past five years, (iii) with respect to each Merging Portfolio, the failure of the Portfolio to achieve scale despite having been in existence for more than ten years, (iv) with respect to Mid Cap Value, the fact that a substantial portion of the assets are invested through variable annuity and variable life insurance products that are closed to new sales, (v) with respect to the Merging Portfolios, the fact that the Portfolios are not included in UNIFI asset allocation model portfolios that represent the principal sales channel, and (vi) with respect to each Merging Portfolio, the lack of meaningful non-affiliated sales and limited prospects for growing non-affiliated sales given the performance and expense structure of competing products. CAMCO accordingly recommended the reorganization of each Merging Portfolio into the respective Acquiring Portfolio.  In connection with its consideration of these matters, the Board was also advised by counsel to the Independent Directors of its fiduciary responsibilities to the shareholders of each Merging Portfolio and the legal issues involved.

In addition, the Board considered a number of additional factors, including, but not limited to: (i) with respect to MidCap 400 Index, the capabilities, investment experience, and resources of Summit; (ii) with respect to SRI Balanced, the capabilities, investment experience and resources of CAMCO and NAP; (iii) the expenses and advisory fees applicable to each Merging Portfolio before the applicable Reorganization and the pro forma expense ratios for shareholders in the respective Acquiring Portfolio; (iv) the terms and conditions of each Reorganization Plan and the expectation that each Reorganization would not result in a dilution of the interests of the shareholders in the applicable Merging Portfolio; (v) the economies of scale expected to be realizable as a result of each Reorganization; (vi) the costs estimated to be incurred by each Portfolio to complete each Reorganization; (vii) the current size and future growth prospects of each Merging Portfolio in comparison to the size and anticipated future growth prospects of each Acquiring Portfolio; (viii) the similarity of the investment objective, principal investment policies and principal risks of each Merging Portfolio and the respective Acquiring Portfolio; (ix) the performance of each Acquiring Portfolio in comparison to the related Merging Portfolio; and (x) the anticipated non-taxable treatment of each Reorganization for federal income tax purposes.  Thus, when considering all of the above factors, the Board determined that the Reorganization of each Merging Portfolio into the respective Acquiring Portfolio would be in the best interest of each Merging Portfolio and its shareholders.

After this discussion, and following a further review of the materials and the terms of each proposed Reorganization Plan, the Board, including the Independent Directors, approved each Reorganization and recommended its approval by the shareholders of the applicable Merging Portfolio.  In connection with the approval of each Reorganization, the Board noted that (i) since the value of MidCap 400 Index or SRI Balanced shares, as applicable, to be received by Merging Portfolio shareholders will be equal to the value of the Merging Portfolio shares surrendered in exchange therefor, shareholders of each Merging Portfolio will not experience any dilution in the value of their investment as a result of the Reorganization, and (ii) each Merging Portfolio will receive an opinion of counsel that the exchanges contemplated by the applicable Reorganization Plan will be tax-free for federal income tax purposes.

The Board also concluded that the proposed Reorganizations would be in the best interests of each Acquiring Portfolio after considering, among other things, (i) the economies of scale expected to be realizable as a result of the Reorganizations, (ii) that shareholders of each Acquiring Portfolio will not experience any dilution in the value of their investment as a result of each Reorganization, and (iii) that each Acquiring Portfolio will receive an opinion of counsel that the exchanges contemplated by each Reorganization Plan will be tax-free for federal income tax purposes.  Accordingly, the Board, including the Independent Directors, approved each Reorganization on behalf of each Acquiring Portfolio.

INFORMATION ABOUT EACH REORGANIZATION

Merging Portfolio outstanding immediately prior to the respective Reorganization. Portfolio securities of each Merging Portfolio will be valued in accordance with the valuation practices of that Merging Portfolio.

At the time of each Reorganization, the Merging Portfolio will pay all of its obligations and liabilities, and prior to the respective Reorganization will issue a dividend to distribute to its Record Holders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed (after reductions for any capital loss carryforward).  Each Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, each Merging Portfolio will liquidate and distribute pro rata to its Record Holders as of the close of business on the Closing Date full and fractional shares of the respective Acquiring Portfolio at a total net asset value equal to the value of the Record Holder’s shares of that Merging Portfolio computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the 1940 Act by the SEC’s Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of each Acquiring Portfolio, representing the respective pro rata number of full and fractional shares of that Acquiring Portfolio due Record Holders of the respective Merging Portfolio. Share certificates will not be issued in connection with the Reorganizations.

The consummation of each Reorganization Plan is subject to the conditions set forth therein, including the approval of each Reorganization Plan by the lesser of (i) 67% or more of the shares of the related Merging Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the related Merging Portfolio entitled to vote. The votes of the shareholders of the Acquiring Portfolios are not being solicited because their approval or consent is not necessary for the Reorganizations.

Representations, Warranties and Agreements. Both parties to each Reorganization shall have complied with their respective responsibilities under the applicable Reorganization Plan, the respective representations and warranties contained in that Reorganization Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either Portfolio which is a party to that Reorganization Plan since December 31, 2010. Both parties to each Reorganization shall produce certificates satisfactory in form and substance indicating that they have met the terms of that Reorganization Plan.

Tax Opinions. For the purposes of this tax section, “Record Holder” refers to the separate accounts through which the Insurance Companies own shares of the Merging Portfolios’ stock. Assuming each shareholder’s policy or contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the applicable Reorganization.

Both Portfolios involved in a Reorganization shall have received an opinion of counsel, addressed to the applicable Portfolios and in form and substance satisfactory to each Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code (the “Code”) to the applicable Merging Portfolio and Acquiring Portfolio, and their respective Record Holders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the applicable Reorganization Plan, this Prospectus/Proxy Statement, and on other written representations of the applicable Merging Portfolio and Acquiring Portfolio.  With respect to each Reorganization, counsel will opine, based on the facts and assumptions stated in the applicable legal opinion, that, while the matter is not entirely free from doubt, for federal income tax purposes:

  The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio followed by the distribution of said Acquiring Portfolio shares pro rata to the separate accounts as shareholders of the Merging Portfolio in liquidation of the Merging Portfolio will constitute a “reorganization” within the meaning of  §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Portfolio and the Merging Portfolio will each be “a party to a reorganization” within the meaning of §368(b) of the Code.

  No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio shares.

  No gain or loss will be recognized by the Merging Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution (whether actual or constructive) of such Acquiring Portfolio shares to the separate accounts as shareholders of the Merging Portfolio in exchange for their Merging Portfolio shares.

  No gain or loss will be recognized by the separate accounts as shareholders of the Merging Portfolio upon the exchange of their Merging Portfolio shares for Acquiring Portfolio shares in liquidation of the Merging Portfolio.

  The aggregate tax basis of Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio will include the period during which the Merging Portfolio shares exchanged therefor were held by such separate account shareholder (provided the Merging Portfolio shares were held as a capital asset on the date of the Reorganization).

  The tax basis of the assets of the Merging Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of those assets to the Merging Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio.

  The Acquiring Portfolio will succeed to and take into account the capital loss carryovers of the Merging Portfolio described in section 381(c) of the Code.  The Acquiring Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Each Reorganization Plan may be amended by mutual written consent of the parties to that Reorganization Plan authorized by the Board of each party.  Each Reorganization Plan may be amended before or after it has been approved by shareholders of the applicable Merging Portfolio, but following its approval by shareholders, no amendment may be made that substantially changes the terms of that Reorganization Plan.

Each Reorganization Plan may be terminated, and the respective Reorganization abandoned, at any time prior to the Closing Date by either party to that Reorganization Plan upon notice to the other party, whether before or after approval by shareholders of the applicable Merging Portfolio, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under that Reorganization Plan or a material covenant of the other party set forth in that Reorganization Plan has not been fulfilled, or a material default or material breach of that Reorganization Plan is made by the other party.  In accordance with each Reorganization Plan, the applicable Merging Portfolio and Acquiring Portfolio are responsible for the payment of their own expenses incurred in connection with that Reorganization.  The aggregate expenses are estimated to be $19,000 for the Mid Cap Reorganization and $7,500 for the Balanced Reorganization to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection therewith.  With respect to Balanced Index, however, CAMCO has agreed to contractually limit direct net annual fund operating expenses to 0.60% through April 30, 2011.  Since the gross expense ratio for Balanced Index is currently higher than 0.60%, CAMCO is reimbursing Balanced Index for certain fees and expenses and the reorganization expenses will therefore effectively be borne by CAMCO.

Description of Shares of the Acquiring Portfolios. In accordance with the procedures under each Reorganization Plan as described above, each Record Holder of the Merging Portfolio will receive that number of full and fractional shares of the respective Acquiring Portfolio, which in the case of the Mid Cap Reorganization will be Class I shares, equal in value at the Valuation Date to the value of the shares of the Merging Portfolio then held by such Record Holder.  Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

The shares to be issued by each Acquiring Portfolio are sold at NAV without any front-end or deferred sales charges and are not subject to distribution-related or shareholder-servicing related fees. Because each transfer will be effected at NAV without the imposition of a sales charge, the Record Holders of each Merging Portfolio will receive shares of the respective Acquiring Portfolio without paying any front-end sales charge or a contingent deferred sales charge as a result of the applicable Reorganization.

After a Reorganization, to the extent that your Policy remains invested in shares of an Acquiring Portfolio, the value of your Policy interest will depend on the performance of that Acquiring Portfolio, rather than that of the respective Merging Portfolio.

Following the Reorganizations, the shares of the Acquiring Portfolios will be sold only to insurance companies for allocation to their separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies issued by such companies, and to certain pension or retirement plans that are qualified plans under federal tax law. The interest of a policy or contract owner or plan participant in the shares will be subject to the terms of the particular annuity or life insurance policy or plan through which such shares are held, as described in the prospectus for the applicable policy or contract or in the applicable plan documents.

Federal Income Tax Consequences. Each Reorganization Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Code.  Opinions of counsel are not binding on the Internal Revenue Service or the courts.  If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and Record Holders could recognize a gain or loss on the transaction.  However, because the separate accounts that hold the Merging Portfolios are permitted to defer income taxes, no tax liability would result from any such gain and no tax benefit would result from any such loss.

Since the Record Holders of the Portfolios are insurance companies, this Prospectus/Proxy Statement does not contain a detailed discussion of federal income tax consequences at the shareholder level. For information concerning federal tax consequences to purchasers of variable contracts or life insurance policies, see the prospectuses for the contracts or policies.

Effect of the Reorganizations on Capital Loss Carryforwards. The following tables provide information regarding the capital loss carryforwards as of December 31, 2009, for the Portfolios.

Expiration Date	Mid Cap Reorganization Carryforwards		Balanced Reorganization Carryforwards
	Mid Cap Value	MidCap 400 Index	Balanced Index	SRI Balanced
December 31, 2013	$ 0	$ 0	$337,505	$ 0
December 31, 2016	8,054,646	11,276,152	752	35,133,437
December 31, 2017	8,907,251	0	0	12,011,647

If a Reorganization is not consummated, the loss carryforwards of each related Portfolio should be available to offset any net realized capital gains of that Portfolio through the expiration date.  It is anticipated that no distributions of net realized capital gains would be made by any Portfolio until the capital loss carryforwards expire or are offset by net realized capital gains.

If a Reorganization is consummated, the applicable Acquiring Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the related Merging Portfolio because of limitations imposed by the Code on the occurrence of an ownership change. Each Acquiring Portfolio should be able to use each calendar year a capital loss carryforward in an amount equal to the net asset value of the related Merging Portfolio on the Closing Date multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2011, the amount of capital loss carryforwards that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the Closing Date, which is currently anticipated to be on or about April 30, 2011.

CAMCO believes that the anticipated benefits of each Reorganization outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, since the Record Holders, as separate accounts of the Insurance Companies, pay no tax on their income.

Expenses. After the consummation of each Reorganization, the total operating expenses of each Acquiring Portfolio, as a percent of net assets, are estimated to be less than the current operating expenses of the related Merging Portfolio.  Certain administrative and fixed costs, such as set up fees for printing prospectuses, semi-annual and annual reports and proxy statements, legal expenses, audit fees, registration fees, and other similar expenses would be spread across a larger asset base, thereby reducing the expense ratio borne by each Acquiring Portfolio.  These efficiencies are not reflected in the Pro Forma Combined Portfolio expenses shown in the tables under “Expense Comparison”, in part, because of the impact of the expenses associated with each Reorganization.  In addition, with respect to the Mid Cap Reorganization, the advisory fees for MidCap 400 Index are lower than the advisory fees for Mid Cap Value, because MidCap 400 Index is a passively managed index portfolio whereas Mid Cap Value is an actively managed portfolio.

Capitalization. The beneficial interests in CVS are represented by 32,500,000,000 authorized transferable shares of common stock, par value $0.01 per share. The beneficial interests in CVP are represented by 1,130,000,000 authorized transferable shares of common stock, par value $0.10 per share. The Articles of Incorporation of each Fund permit the Board to allocate shares into classes or series, with rights determined by the Board, without shareholder approval.

The following tables show the capitalization of each Merging Portfolio and the respective Acquiring Portfolio as of June 30, 2010, and on a pro forma basis the capitalization of the respective Combined Portfolio as of that date, giving effect to the proposed acquisitions of assets at net asset value.

Mid Cap Value è MidCap 400 Index

Capitalization	(Merging Portfolio)	(Acquiring Portfolio)	Pro Forma Adjustments**	(Pro Forma Combined Portfolio)
	Mid Cap Value	MidCap 400 Index		MidCap 400 Index*
Class I Net Assets	$16,553,114	$140,354,028	($19,000)	$156,888,142
Class I Shares Outstanding	1,294,178	2,611,151	(986,213)	2,919,116
Class I Net Asset Value per Share	$12.79	$53.75	---	$53.75

Balanced Index è SRI Balanced

Capitalization	(Merging Portfolio)	(Acquiring Portfolio)	Pro Forma Adjustments**	(Pro Forma Combined Portfolio)
	Balanced Index	SRI Balanced		SRI Balanced*
Net Assets	$14,514,714	$298,546,474	---	$313,061,188
Shares Outstanding	325,200	198,498,121	9,325,541	208,148,862
Net Asset Value per Share	$44.63	$1.504	---	$1.504

*              The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganizations. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

**           The estimated reorganization expenses are $19,000 for the Mid Cap Reorganization and $7,500 for the Balanced Reorganization.  Balanced Index, however, is subject to a contractual expense limitation and the expense ratio is higher than the expense limitation.  Therefore, the reorganization expenses will effectively be borne by CAMCO.

SHAREHOLDER INFORMATION FOR THE ACQUIRING PORTFOLIOS

The discussion in this section reflects information that applies equally to the Acquiring Portfolios and the Merging Portfolios.

Share Classes.  Mid Cap Value, Balanced Index and SRI Balanced each offer only one, undesignated class of shares.  MidCap 400 Index offers Class F shares and Class I shares.   Pursuant to the terms of the Mid Cap Reorganization Plan only Class I shares of MidCap 400 Index will be issued in exchange for the assets of Mid Cap Value.  Class F shares will not be issued pursuant to the terms of the Mid Cap Reorganization Plan.

Purchase, Exchange and Redemption of Shares.  The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts (collectively, the “Variable Accounts”) to fund the benefits under the Policies issued by the Insurance Companies.  Shares are purchased by the Variable Accounts at the net asset value (“NAV”) of the Portfolio next determined after the applicable Insurance Company receives the premium payment.  The shares of each Portfolio are continuously offered at a price equal to the NAV per share.  Initial and subsequent payments allocated to a Portfolio are subject to the limits in the applicable Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Funds foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company.  The Board intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies.  Redemptions are processed on any day on which the applicable Fund is open for business (each day the NYSE is open), and are effected at the Portfolio’s NAV next computed after the applicable Insurance Company receives a surrender request in acceptable form.  There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be wired because banks are closed.

Payment for redeemed shares will be made promptly, but in no event later than seven days after receiving a redemption request.  Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.  The amount received upon redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by that Portfolio.  Each Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of that Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).  A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor.  The investor will also bear any market risks associated with the portfolio security until the security can be sold.

Exchange requests will not be accepted on any day when Calvert is open but the applicable Funds’ custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchanges will be processed the next day the Fund’s custodian bank is open.  The Funds reserve the right to terminate or modify the exchange privilege with 60 days’ written notice.  The Policy prospectus indicates whether an insurance company charges any fees for moving a shareholder’s assets from one investment option to another.  No fees for exchanges are charged by the Portfolios.

How Shares are Priced.   The price of shares is based on the applicable Portfolio’s NAV.  The NAV is computed by adding the value of the Portfolio’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio’s NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET).  Each Portfolio is open for business each day the NYSE is open.

If a Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open.  As a result, the value of the Portfolio’s shares may change on days when you will not be able to buy or sell shares.

Generally, portfolio securities and other assets are valued based on market quotations.  Debt securities are valued utilizing the average bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.  Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board and pursuant to each Portfolio’s valuation procedures adopted by the Board, CAMCO determines when a market quotation is not readily available or reliable for a particular security.  Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of CAMCO, as determined in good faith under consistently applied procedures under the general supervision of the Board.  No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, CAMCO, pursuant to the Funds’ valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

Revenue Sharing.  CAMCO, Calvert Distributors, Inc. (the Portfolios’ distributor), and/or their affiliates make payments, out of their own assets and not as an additional charge to the Portfolio, to financial intermediaries in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of portfolio investors and portfolio shares (“revenue sharing”). These payments are not reflected as additional expenses in the fee table contained in this Prospectus/Proxy Statement. The recipients of these payments may include the Portfolios’ distributor and other affiliates of CAMCO, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Portfolio, including your financial intermediary. The total amount of these payments may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Portfolio-related marketing or shareholder servicing activities.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Portfolio to you. You may contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments also benefit CAMCO, the Portfolios’ distributor and their affiliates to the extent the payments result in more assets being invested in the Portfolio on which fees are being charged.

Market Timing Policy.  In general, each Portfolio is designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Portfolios do not accommodate frequent purchases and redemptions of shares. Accordingly, the Board has adopted policies and procedures in an effort to detect and prevent market timing in each Portfolio. The Board believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of CAMCO and the applicable Subadvisor to implement a Portfolio’s investment strategies. In addition, market timing can disrupt the management of a Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. Each Portfolio or the distributor at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that any Portfolio or the Portfolios’ distributor will detect or prevent market timing activity.

Shareholders may hold the shares of a Portfolio through a financial intermediary which has adopted market timing policies that differ from the market timing policies adopted by the Board. In formulating their market timing policies, these financial intermediaries may or may not seek input from the Portfolios’ distributor regarding certain aspects of their market timing policies, such as the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by a financial intermediary may be quite dissimilar from the policies adopted by the Board. The Board has authorized Fund management to defer to the market timing policies of any financial intermediary that distributes shares of a Portfolio through an omnibus account if the financial intermediary’s policies, in Fund management’s judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact the Portfolios’ distributor to determine if the financial intermediary through which the shareholder holds shares of the Portfolio has been authorized by Fund management to apply its own market timing policies in lieu of the policies adopted by the Board. In the event of any such authorization, shareholders should contact the financial intermediary through which the shares of a Portfolio are held for more information on the market timing policies that apply to those shares.

Shares of each Portfolio are generally held through Variable Accounts.  Each Portfolio is available as an investment option under a number of different variable insurance products.  Calvert monitors cashflows of each Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio’s ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in each Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Portfolio. Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further market timing activity in the Portfolio by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

Each Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange order accepted by any Policy owner’s financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. Each Portfolio and the Portfolios’ distributor also may modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice), or withdraw all or any part of the offering of shares of the Portfolio.

Dividends and Distributions.  It is the intention of each Portfolio to distribute substantially all of its net investment income, if any on an annual basis. For dividend purposes, net investment income of the Portfolio consists of all interest income and dividends declared on investments, less expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are made to the Insurance Companies, not Policy owners, and are reinvested in additional shares of the Portfolio at NAV rather than cash.

Taxes.  As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Each Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.   Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Each Portfolio also intends to comply with the diversification requirements of section 817 of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts.

Disclaimers.

Frank Russell

TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

S&P

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolios.  The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Portfolios. S&P has no obligation to take the needs of the Portfolios or the beneficial owners of the Portfolios into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolios or the timing of the issuance or sale of the Portfolios or in the determination or calculation of the equation by which the Portfolios are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

INFORMATION ON SHAREHOLDER RIGHTS

Each of Mid Cap Value and SRI Balanced is a separate series of CVS, an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Maryland corporation. Each of MidCap 400 Index and Balanced Index is a separate series of CVP, an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Maryland corporation.  Based upon a comparison of the respective organizational documents (i.e., the Articles of Incorporation and By-Laws) of the Funds, there are no material differences with respect to shareholder rights.

The following provides a brief summary of certain aspects of the organizational documents of each Fund and is not a complete description of those documents or applicable law.  For more complete information, shareholders should refer directly to the provisions of the Articles of Incorporation and By-Laws of the applicable Fund and Maryland and federal law.

Shareholder Liability.  Under Maryland law, shareholders of each Portfolio have no personal liability for the acts or obligations of that Portfolio or of the applicable Fund.

Shareholder Meetings and Voting Rights.  Neither Fund is required to hold annual meetings of shareholders.

With respect to each Fund, a shareholder meeting may be called by the Chairman of the Board at any time at the direction of the Board, or by the Secretary of the Fund upon written request of the holders of not less than 25% of the outstanding shares entitled to vote at the meeting, or as required by law or regulation. A majority of the outstanding shares of each Merging Portfolio or Acquiring Portfolio entitled to vote, present in person or represented at the meeting by proxy, constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority of the shares represented (greater than 50%) of each Merging Portfolio or Acquiring Portfolio, as applicable, is sufficient to act on a matter, unless a larger or different vote is required by law, including the 1940 Act.  Shareholders of each Acquiring Portfolio or Merging Portfolio vote separately, by Portfolio, as to matters that affect only their particular Portfolio.  Each share of a Portfolio is entitled to one vote and each fractional share amount is entitled to a proportional fractional vote. Shares of each Portfolio have non-cumulative voting rights.

Liquidation.  In the event of liquidation or dissolution, the shareholders of a Portfolio being liquidated are entitled to receive, when and as declared by the Board, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio, distributed among the shareholders in proportion to the number of shares of such Portfolio held by them on the date of distribution.

Liability and Indemnification of Directors.  A current or former member of the Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the applicable Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  A Board member may not be indemnified against any liabilities to a Fund or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a court determines that indemnification is proper in view of the circumstances of the case.  Indemnification, unless ordered by a court, may be made only after a determination that the Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the Board members who are not parties to the action; (ii) a majority vote of a committee of the Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by (a) a majority vote of a quorum of the Board members who are not parties to the action, (b) a majority vote of a committee of the Board comprised of individuals who are not parties to the action or (c) if there are fewer than two Board members who are not parties to the action, by the Board; or (iv) by the shareholders (without giving effect to any shares owned by or voted under the control of a Board member who is a party to the action).

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about each Portfolio is included in a prospectus.  Further information is included in each Portfolio’s Statement of Additional Information. The Prospectus and SAI for each Portfolio are dated April 30, 2010. The Prospectus for MidCap 400 Index and Balanced Index were supplemented on July 1, 2010 and December 14, 2010, and the CVP SAI was revised on July 1, 2010.  The Prospectus for Mid Cap Value was supplemented on October 6, 2010 and December 14, 2010, the Prospectus for SRI Balanced was supplemented on December 3, 2010, and the CVS SAI was revised on October 6, 2010.  You may obtain additional copies of the Prospectus and SAI for a Portfolio, or copies of this Prospectus/Proxy Statement and the Mid Cap Reorganization SAI and Balanced Reorganization SAI, by calling or writing the applicable Portfolio at the address and phone number appearing below. Semi-Annual and Annual Reports of each Portfolio are also available by writing the applicable Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800‑368-2745.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files proxy materials, reports, and other information with the Securities and Exchange Commission (Calvert Variable Series, Inc., File No. 811-03591, and Calvert Variable Products, Inc., File No. 811-04000). These reports and other information filed by CVS or CVP can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. 20549.  Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Portfolios.

FINANCIAL STATEMENTS

The Annual Report to shareholders of each Portfolio for the period ended December 31, 2009, as well as the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and into the Registration Statement in reliance upon the reports of KPMG LLP, independent accountants to each Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

VOTING INFORMATION

Voting instructions (proxies) from the shareholders of each Merging Portfolio are being solicited by the Board for a Joint Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m., Eastern Time, on Friday, April 15, 2011, or at such later time or date made necessary by adjournment.

The Board is soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of CVS or CVP, as applicable, who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies.

Quorum.  With respect to each Merging Portfolio, the holders of a majority of the issued and outstanding shares of that Merging Portfolio entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting.  Shares of a Merging Portfolio held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum of that Merging Portfolio and for calculating the votes cast on the issues before the Meeting related to that Merging Portfolio.

Adjournment. In the event that a quorum is not present at the Meeting with respect to any Merging Portfolio, the shareholders of that Merging Portfolio present or represented by proxy at the Meeting may adjourn the Meeting from time to time until a quorum is present. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Merging Portfolio represented at the Meeting in person or by proxy.  In the event that a quorum is present but sufficient votes to approve the respective proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proxy proposal. If a quorum is present, and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proxy proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proxy proposal against any such adjournment. A shareholder vote may be taken prior to adjournment of the Meeting on the applicable proxy proposal in this Prospectus/Proxy Statement if sufficient votes have been received and it is otherwise appropriate.

Vote Required. If a quorum is present at the Meeting, the affirmative vote of “a majority of the outstanding voting securities”, as defined in the 1940 Act, of each Merging Portfolio who are eligible to vote on the proxy proposal is required for approval of the applicable Reorganization Plan. This means that the proxy proposal must be approved by the lesser of:

  67% or more of the shares of that Merging Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or more than 50% of the outstanding shares of that Merging Portfolio entitled to vote.

Method of Voting. In addition to voting in person at the Meeting, shareholders may also vote via the internet at www.proxy-direct.com, via telephone by calling 1-866-241-6192 or by marking, signing, dating and mailing the proxy card received with this Prospectus/Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted “FOR” the applicable proposal if the proxy contains no voting instructions.

Revocation. A shareholder may revoke his or her proxy at any time before it is exercised by: (1) delivering written notice of revocation addressed to the Secretary of CVS, in the case of the Mid Cap Reorganization, or the Secretary of CVP, in the case of the Balanced Reorganization, prior to the Meeting, (2) submitting, prior to the Meeting, a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and “broker non-votes” will be counted as shares of the applicable Merging Portfolio that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, “broker non-votes” and abstentions effectively will be votes against the applicable proposal. “Broker non-votes” and abstentions will be voted by the named proxies in their discretion with respect to any proposal to adjourn the Meeting to allow for further solicitation of proxies.

Proportional Voting. The Insurance Companies will vote shares of each Merging Portfolio allocated to the Insurance Companies’ registered separate accounts in accordance with instructions received from the respective Policy Owners. The number of shares as to which voting instructions may be given under a Policy is determined by the number of full and fractional shares of that Merging Portfolio’s stock held in an Insurance Company separate account with respect to that particular Policy.

Under a “proportional voting” policy adopted by the Board, the Insurance Companies will vote all of the shares of each Merging Portfolio, including shares held by the Insurance Companies, in proportion to the voting instructions received from the respective Policy Owners. This means that they will vote each Merging Portfolio’s shares for which no timely instructions are received in proportion to the instructions they do receive, and that proxies which are properly executed and returned but are not marked with voting instructions will be voted FOR the respective proposed Reorganization. An Insurance Company will also vote any shares in its general accounts which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate (“echo voting”). As a result, with no minimum amount of instructed shares being required, a minority of Policy Owners could, in practice, determine the outcome of the vote on each proposed Reorganization.

It is anticipated that Ameritas Life Insurance Corp. (“ALIC”) will have voting control of Mid Cap Value and that Union Central Life Insurance Company (“UCLIC”) will have voting control of Balanced Index by virtue of the shares of each Portfolio allocated to its exempt separate accounts. Attendance by ALIC or UCLIC, the legal owner of those shares, at the Meeting will therefore constitute a quorum with respect to the Merging Portfolios, and ALIC and UCLIC plan to vote “FOR” approval of each proposed Reorganization.

The votes of shareholders of each Acquiring Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

Record Date. Shareholders of each Merging Portfolio of record at the close of business on January 24, 2011 (the record date) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of January 24, 2011, as shown on the books of each Merging Portfolio, the following numbers of shares were issued and outstanding:

Merging Portfolio	Number of Shares Outstanding
Mid Cap Value	1,141,521.201
Balanced Index	308,893.962

As of January 24, 2011, the officers and Trustees of CVS and CVP, as a group, beneficially owned less than 1% of the outstanding shares of each Merging Portfolio.

Control Persons and Principal Holders of Securities. As of January 24, 2011, ALIC owned of record 100% of the shares of Mid Cap Value.  It also owned of record more than 44.42% of the shares of MidCap 400 Index.

As of January 24, 2011, the UCLIC owned of record 94.35% of the shares of Balanced Index.  It also owned of record more than 39.30% of the shares of MidCap 400 Index.

The Union Central Life Insurance Company is domiciled in Nebraska, and is a wholly-owned subsidiary of ALIC.  Ameritas Life Insurance Corporation is domiciled in Nebraska and is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of UNIFI.  Accordingly, ALIC and UCLIC are affiliates and each is an affiliate of (i) CAMCO, (ii) Calvert Distributors, Inc., the Portfolios’ distributor and (iii) Summit Investment Advisors, Inc., the subadvisor of MidCap 400 Index.

In the charts below, the column labeled “Percentage of Shares of Portfolio After Reorganization” assumes that each Reorganization was consummated on January 24, 2011.  The percentages shown do not reflect any adjustments related to the expenses of the applicable Reorganization, but they do factor in the difference in net asset values of the applicable Merging Portfolio and Acquiring Portfolio on January 24, 2011.

Mid Cap Value è MidCap 400 Index

As of January 24, 2011, the following shareholders owned of record 5% or more of the outstanding voting securities of Mid Cap Value as shown:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
Ameritas Life Insurance Corporation Account X Lincoln, NE	826,638	72.42%	6.97%
Ameritas Life Insurance Corporation Account Y Lincoln, NE	314,883	27.58%	2.65%

As of January 24, 2011, the following shareholders owned of record 5% or more of the outstanding voting securities of MidCap 400 Index as shown:

Name and Address	No. of Shares	Percentage of Class I Shares of Portfolio Before Reorganization	Percentage of Class I Shares of Portfolio After Reorganization
Ameritas Life Insurance Corp. Account VA Lincoln, NE	692,276	26.77%	24.03%
The Union Central Life Insurance Company Account X Cincinnati, OH	567,820	21.96%	19.71%
Ameritas Life Insurance Corp. Account V Lincoln, NE	320,859	12.41%	11.14%
The Union Central Life Insurance Company Account Y Cincinnati, OH	288,764	11.17%	10.02%
The Union Central Life Insurance Company Account Z Cincinnati, OH	159,456	6.17%	5.53%
Farm Bureau Life Des Moines, IA	159,164	6.16%	5.52%
Ameritas Life Insurance Corp. Account D Lincoln, NE	135,391	5.24%	4.70%

Balanced Index è SRI Balanced

As of January 24, 2011, the following shareholders owned of record 5% or more of the outstanding voting securities of Balanced Index as shown:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
The Union Central Life Insurance Company Account X Cincinnati, OH	162,777	52.70%	2.32%
The Union Central Life Insurance Company Account Y Cincinnati, OH	111,843	36.21%	1.59%
The Union Central Life Insurance Company Account Z Cincinnati, OH	16,809	5.44%	0.24%

As of January 24, 2011, the following shareholders owned of record 5% or more of the outstanding voting securities of SRI Balanced as shown:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
Mutual of America TVIF Fund Separate Account #2 New York, NY	49,458,256	25.11%	24.00%
ING Life Insurance and Annuity Co. Windsor, CT	32,846,461	16.67%	15.94%
Metropolitan Life Insurance Co. Securities Accounting & Admin Iselin, NJ	31,355,842	15.92%	15.22%
NYLIAC On Behalf of NYLIAC Variable Separate Account – I Parsippany, NJ	28,517,360	14.48%	13.84%

Failure to Obtain Shareholder Approval.  In the event that shareholder approval is not obtained for either Reorganization, the Board may take any and all action, consistent with applicable law, to attempt to address the challenges facing the related Merging Portfolio, including actions that would result in the liquidation of that Portfolio.  See “Reasons for the Reorganization”.

SHAREHOLDER PROPOSALS

The Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the Secretary of CVS or the Secretary of CVP, as applicable, at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis. If the Reorganizations described in this Prospectus/Proxy Statement are consummated, there will be no further meetings of the shareholders of Mid Cap Value or Balanced Index.

OTHER BUSINESS

The Board does not know of any matters to be presented at the Meeting other than those set forth in this Prospectus/Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

By Order of the Board of Directors of Calvert Variable Series, Inc. and the Board of Directors of Calvert Variable Products, Inc.

William M. Tartikoff, Esq.

Vice President & Secretary

THE BOARD OF DIRECTORS OF CALVERT VARIABLE SERIES, INC. AND THE BOARD OF DIRECTORS OF CALVERT VARIABLE PRODUCTS, INC., INCLUDING THE INDEPENDENT DIRECTORS OF EACH, RECOMMEND A VOTE FOR APPROVAL OF EACH REORGANIZATION PLAN.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY CAST YOUR VOTE ON THE INTERNET, BY TELEPHONE OR BY MARKING, DATING, EXECUTING AND MAILING THE ENCLOSED PROXY CARD. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of January 28, 2011, is between Calvert Variable Series, Inc. (“CVS”), on behalf of Calvert VP Mid Cap Value Portfolio (the “Merging Portfolio”), and Calvert Variable Products, Inc. (“CVP”), on behalf of Calvert VP S&P MidCap 400 Index Portfolio (the “Acquiring Portfolio”).

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Merging Portfolio to the Acquiring Portfolio in exchange for Class I common stock of the Acquiring Portfolio, and the distribution of the Acquiring Portfolio’s shares to the shareholders of the Merging Portfolio in complete liquidation of the Merging Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.         SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the Merging Portfolio shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. The Acquiring Portfolio shall furnish to the Merging Portfolio such data and information as shall be reasonably requested by the Merging Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.         REORGANIZATION

(a)        Plan of Reorganization. The Merging Portfolio will convey, transfer, and deliver to the Acquiring Portfolio all of the then-existing assets and property of the Merging Portfolio including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Merging Portfolio at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Acquiring Portfolio agrees at the Closing to deliver to the Merging Portfolio, in exchange for the assets, the number of full and fractional shares of common stock of the Acquiring Portfolio (the “Acquiring Portfolio Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of the Acquiring Portfolio Shares to be issued shall be determined by dividing the per share net asset value of the Merging Portfolio shares (rounded to the nearest millionth) by the net asset value per share of the Acquiring Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Merging Portfolio as of the close of business on the Closing date (the “Closing Date”). It is expressly agreed that there will be no sales charge to the Merging Portfolio, or to any of the shareholders of the Merging Portfolio upon distribution of the Acquiring Portfolio Shares to them.

(b)        Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)         the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Portfolio at which the Plan will be considered, or

(ii)        such later date as the parties may mutually agree.

(c)        On or as soon as practicable prior to the Closing Date, the Merging Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3.         VALUATION OF NET ASSETS

(a)        The value of the Merging Portfolio’s assets to be transferred to the Acquiring Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Merging Portfolio's prospectus.

(b)        The net asset value per share of the Acquiring Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Portfolio’s Controller using the same valuation procedures as set forth in the Acquiring Portfolio’s prospectus.

(c)        A copy of the computation showing in reasonable detail the valuation of the Merging Portfolio’s net assets, using the valuation procedures as set forth in the Merging Portfolio's prospectus, to be transferred to the Acquiring Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Portfolio, shall be furnished by the Merging Portfolio to the Acquiring Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of the Acquiring Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Portfolio, shall be furnished by the Acquiring Portfolio to the Merging Portfolio at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Merging Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of CVS and an officer of CVP, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Merging Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

CVP, on behalf of the Acquiring Portfolio, and CVS, on behalf of the Merging Portfolio, agrees to use commercially reasonable efforts to resolve, prior to the Valuation Date, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Portfolio and the Merging Portfolio.

4.         LIQUIDATION AND DISSOLUTION

(a)        As soon as practicable after the Closing Date, the Merging Portfolio will distribute pro rata to Merging Portfolio shareholders of record as of the close of business on the Closing Date the Acquiring Portfolio Shares received by the Merging Portfolio pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Portfolio in the names of each such shareholder of the Merging Portfolio, representing the respective pro rata number of full and fractional Acquiring Portfolio Shares due to each. No such shareholder accounts shall be established by the Acquiring Portfolio or the transfer agent for the Acquiring Portfolio except pursuant to written instructions from the Merging Portfolio, and the Merging Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Portfolio shareholder a pro rata share of the number of the Acquiring Portfolio Shares received pursuant to Section 2(a) of this Agreement.

(b)        Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Portfolio or its transfer agent to each shareholder of the Merging Portfolio receiving such distribution of the Acquiring Portfolio Shares informing such shareholder of the number of the Acquiring Portfolio Shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c)        Share certificates representing the Acquiring Portfolio Shares shall not be issued in connection with the Reorganization. Ownership of the Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

(d)        As promptly as is practicable after the liquidation of the Merging Portfolio, and in no event later than 12 months from the date of this Agreement, the Merging Portfolio shall be terminated pursuant to the provisions of the Plan and the By-Laws and Articles of Incorporation of CVS.

(e)        Immediately after the Closing Date, the share transfer books of the Merging Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5.         ARTICLES OF INCORPORATION AND BY-LAWS

(a)        Articles of Incorporation. The Articles of Incorporation of CVP, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation of CVP until the same shall thereafter be amended or repealed in accordance with its terms or applicable law.

(b)        By-Laws. The By-Laws of CVP, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-Laws of CVP until the same shall thereafter be amended or repealed in accordance with the terms of CVP’s By-Laws or Articles of Incorporation or applicable law.

6.         REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

(a)        Organization, Existence, etc.  The Acquiring Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland.  The Acquiring Portfolio has the power to carry on the business of the Acquiring Portfolio as it is now being conducted. Currently, CVP is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction.  The Acquiring Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. CVP, of which the Acquiring Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization.  The Acquiring Portfolio has 20,000,000 authorized Class I shares of beneficial interest, $0.10 par value, of which as of January 24, 2011, 2,585,705.183 shares were outstanding; and no shares were held in the treasury of the Acquiring Portfolio. All of the outstanding shares of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)        Shares to be Issued Upon Reorganization.  The Acquiring Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e)        Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of the Acquiring Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVP and no other proceedings by CVP are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein.  The Acquiring Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)         Liabilities. There are no liabilities of the Acquiring Portfolio, whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Acquiring Portfolio’s financial statements for the period ended December 31, 2010 (the “Acquiring Portfolio Financial Statements”) and liabilities incurred in the ordinary course of business subsequent to December 31, 2010, or otherwise previously disclosed to the Merging Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

(g)        Litigation. To the knowledge of the officers of CVP and the CVP Board of Directors there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Acquiring Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts. Except for contracts and agreements previously disclosed to the Merging Portfolio under which no default exists, CVP on behalf of the Acquiring Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of the Acquiring Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Acquiring Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Acquiring Portfolio ending on or prior to the Closing Date.

(j)         Registration Statement.  The Acquiring Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the Acquiring Portfolio Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)            will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii)           will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio and as pertaining to the Acquiring Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k)        Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

7.         REPRESENTATIONS AND WARRANTIES OF THE MERGING PORTFOLIO

(a)        Organization, Existence, etc.  The Merging Portfolio is a duly organized series of CVS, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, CVS is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction.  The Merging Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. CVS, of which the Merging Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization. The Merging Portfolio has 1,000,000,000 authorized shares of beneficial interest, $0.01 par value, of which as of January 24, 2011, 1,141,521.201 shares were outstanding; and no shares were held in the treasury of the Merging Portfolio. All of the outstanding shares of the Merging Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Portfolio may change prior to the Effective Date of the Reorganization.

(d)        Financial Statements. The audited financial statements of the Merging Portfolio for the year ended December 31, 2010, to be delivered to the Acquiring Portfolio, will fairly present the financial position of the Merging Portfolio as of December 31, 2010, and the results of its operations and changes in net assets for the year then ended (the “Merging Portfolio Financial Statements”).

(e)        Authority Relative to this Agreement. CVS has the power to enter into the Plan on behalf of its series, the Merging Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVS and, except for approval by the holders of its outstanding shares, no other proceedings by CVS are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein.  The Merging Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)         Liabilities. There are no liabilities of the Merging Portfolio whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Merging Portfolio Financial Statements, liabilities incurred in the ordinary course of business or liabilities otherwise previously disclosed to the Acquiring Portfolio, none of which has been materially adverse to the business, assets, or results of operations of the Merging Portfolio.

(g)        Litigation. To the knowledge of the officers of CVS and the CVS Board of Directors, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts. Except for contracts and agreements previously disclosed to the Acquiring Portfolio under which no default exists, CVS, on behalf of the Merging Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of the Merging Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Merging Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Merging Portfolio ending on or prior to the Closing Date.

(j)         Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Portfolio as of the Effective Time of the Reorganization will be owned by CVS on behalf of the Merging Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Plan will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)        Registration Statement.  The Merging Portfolio will cooperate with the Acquiring Portfolio in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to the Acquiring Portfolio the information relating to the Merging Portfolio required by the Securities Act and the regulations promulgated thereunder to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Portfolio:

(i)         will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)        will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio, insofar as it relates to the Merging Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l)         Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8.         CONDITIONS TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Portfolio shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Portfolio since December 31, 2009. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have received a certificate from the Merging Portfolio satisfactory in form and substance to the Acquiring Portfolio indicating that the Merging Portfolio has met the terms stated in this Section.

(b)        Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(c)        Tax Opinion.  The Acquiring Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Portfolio and the shareholders of the Acquiring Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)         The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio followed by the distribution of said Acquiring Portfolio shares pro rata to the separate accounts as shareholders of the Merging Portfolio in liquidation of the Merging Portfolio will constitute a “reorganization” within the meaning of  §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Portfolio and the Merging Portfolio will each be “a party to a reorganization” within the meaning of §368(b) of the Code.

(ii)        No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio shares.

(iii)       No gain or loss will be recognized by the Merging Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution (whether actual or constructive) of such Acquiring Portfolio shares to the separate accounts as shareholders of the Merging Portfolio in exchange for their Merging Portfolio shares.

(iv)       No gain or loss will be recognized by the separate accounts as shareholders of the Merging Portfolio upon the exchange of their Merging Portfolio shares for Acquiring Portfolio shares in liquidation of the Merging Portfolio.

(v)        The aggregate tax basis of Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio will include the period during which the Merging Portfolio shares exchanged therefor were held by such separate account shareholder (provided the Merging Portfolio shares were held as a capital asset on the date of the Reorganization).

(vi)       The tax basis of the assets of the Merging Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of those assets to the Merging Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio.

(vii)      The Acquiring Portfolio will succeed to and take into account the capital loss carryovers of the Merging Portfolio described in section 381(c) of the Code.  The Acquiring Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(d)        Opinion of Counsel.  The Acquiring Portfolio shall have received the opinion of counsel for the Merging Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Portfolio, to the effect that:

(i)         CVS is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)        The Merging Portfolio is a series of CVS; and

(iii)       The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVS, and the Plan has been duly executed and delivered by CVS on behalf of the Merging Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Acquiring Portfolio, is a valid and binding obligation of CVS and its series, the Merging Portfolio.

9.         CONDITIONS TO OBLIGATIONS OF THE MERGING PORTFOLIO

The obligations of the Merging Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Portfolio as required by the Act. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Portfolio entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Portfolio entitled to vote.

(b)        Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Portfolio since December 31, 2009. As of the Effective Time of the Reorganization, the Merging Portfolio shall have received a certificate from the Acquiring Portfolio satisfactory in form and substance to the Merging Portfolio indicating that the Acquiring Portfolio has met the terms stated in this Section.

(c)        Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)        Tax Opinion.  The Merging Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i)         The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio followed by the distribution of said Acquiring Portfolio shares pro rata to the separate accounts as shareholders of the Merging Portfolio in liquidation of the Merging Portfolio will constitute a “reorganization” within the meaning of  §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Portfolio and the Merging Portfolio will each be “a party to a reorganization” within the meaning of §368(b) of the Code.

(ii)        No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio shares.

(iii)       No gain or loss will be recognized by the Merging Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution (whether actual or constructive) of such Acquiring Portfolio shares to the separate accounts as shareholders of the Merging Portfolio in exchange for their Merging Portfolio shares.

(iv)       No gain or loss will be recognized by the separate accounts as shareholders of the Merging Portfolio upon the exchange of their Merging Portfolio shares for Acquiring Portfolio shares in liquidation of the Merging Portfolio.

(v)        The aggregate tax basis of Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio will include the period during which the Merging Portfolio shares exchanged therefor were held by such separate account shareholder (provided the Merging Portfolio shares were held as a capital asset on the date of the Reorganization).

(vi)       The tax basis of the assets of the Merging Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of those assets to the Merging Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio.

(vii)      The Acquiring Portfolio will succeed to and take into account the capital loss carryovers of the Merging Portfolio described in section 381(c) of the Code.  The Acquiring Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(e)        Opinion of Counsel.  The Merging Portfolio shall have received the opinion of counsel for the Acquiring Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Portfolio, to the effect that:

(i)         CVP is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)        The Acquiring Portfolio is a series of CVP;

(iii)       The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Acquiring Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVS on behalf of the Merging Portfolio, is a valid and binding obligation of CVP and its series, the Acquiring Portfolio; and

(iv)       the Acquiring Portfolio Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan and CVP’s Articles of Incorporation and By-Laws will be legally issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Portfolio.

10.       AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a)        The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Portfolio, but after such approval, no amendment shall be made that materially changes the terms of this Agreement.

(b)        At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)         The Merging Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Acquiring Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Acquiring Portfolio.

(d)         the Acquiring Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Portfolio.

(e)        The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Portfolio, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2010, if the Effective Time of the Reorganization is not on or prior to such date.

(f)         No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.       EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12.       GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Portfolio and the Acquiring Portfolio have caused the Plan to be executed on their behalf by their respective President, Vice President or Treasurer, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE SERIES, INC.
on behalf of Calvert VP Mid Cap Value Portfolio
Attest:

By: /s/ Andrew K. Niebler	By: /s/ Barbara J. Krumsiek
Name: Andrew K. Niebler	Name: Barbara J. Krumsiek
Title: Assistant Secretary	Title: President

CALVERT VARIABLE PRODUCTS, INC.
on behalf of Calvert VP S&P MidCap 400 Index Portfolio
Attest:

By: /s/ Ivy Duke	By: /s/ William M. Tartikoff
Name: Ivy Duke	Name: William M. Tartikoff
Title: Assistant Secretary	Title: Vice President and Secretary

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:  1-800-337-3503

Note: Please date and sign exactly as the name appears on this Proxy.  When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.  Corporate and partnership proxies should be signed by an authorized person.  If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

____________________________________________________,2011

Date                                                           CAL_22211_012611_A-B

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Calvert Variable Products, Inc. Shareholder Meeting to Be Held on April 15, 2011.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/cal22211

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  The Board of Directors recommends that you vote FOR the following Proposal:

 PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.  To approve the Agreement and Plan of Reorganization (the “Mid Cap Reorganization Plan”), providing for the transfer of all the assets of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc., to Calvert VP S&P MidCap 400 Index Portfolio, a series of Calvert Variable Products, Inc., in exchange for shares of the Calvert VP S&P MidCap 400 Index Portfolio.  The Mid Cap Reorganization Plan also provides for distribution of these shares of the Calvert VP S&P MidCap 400 Index Portfolio to the holders of Calvert VP Mid Cap Value Portfolio shares in liquidation and subsequent termination of the Calvert VP Mid Cap Value Portfolio.

	FOR □	AGAINST □	ABSTAIN □

2. To consider and act upon any other business that may properly come before the Meeting.

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
CAL_22211_012611_A-B

Thank You For Voting Promptly!

PART B

Acquisition of the Assets of the		By and in Exchange for Shares of the

CALVERT VP MID CAP VALUE PORTFOLIO, a series of Calvert Variable Series, Inc.	è	CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO (Class I), a series of Calvert Variable Products, Inc.

Calvert Variable Products, Inc. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

February 11, 2011

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated February 11, 2011 (the “Prospectus/Proxy Statement”) of Calvert VP Mid Cap Value Portfolio (“Mid Cap Value”), a series of Calvert Variable Series, Inc. (“CVS”), and Calvert VP S&P MidCap 400 Index Portfolio (“MidCap 400 Index”), a series of Calvert Variable Products, Inc. (“CVP”).  The Prospectus/Proxy Statement was filed with the Securities and Exchange Commission on January 28, 2011 (CVP Registration Statement on Form N-14, File No. 333-xxxxx) and is available upon request and without charge by writing to CVP, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, or by calling 1-800-368-2745.

This Reorganization SAI relates to the proposed transfer of the assets of Mid Cap Value to MidCap 400 Index in exchange for Class I shares of MidCap 400 Index, which shares will be distributed to holders of shares of Mid Cap Value in complete liquidation of Mid Cap Value (a “Reorganization”).

This Reorganization SAI contains additional information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement relating to the Reorganizations. This Reorganization SAI consists of the information set forth below pertaining to Mid Cap Value and MidCap 400 Index, and the following described documents, each of which is incorporated herein by reference:

  Prospectus of CVS relating to Mid Cap Value dated April 30, 2010, filed with the Securities and Exchange Commission on April 30, 2010 (CVS Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A, File No. 002-80154, Accession No. 0000708950-10-000015);

2.      Supplement to Prospectus of CVS relating to Mid Cap Value dated October 6, 2010, filed with the Securities and Exchange Commission on October 6, 2010 (CVS Form 497 Definitive Materials, File No. 002-80154, Accession No. 0000708950-10-000032);

3.      Supplement to Prospectus of CVS relating to Mid Cap Value dated December 14, 2010, filed with the Securities and Exchange Commission on December 14, 2010 (CVS Form 497 Definitive Materials, File No. 002-80154, Accession No. 0000708950-10-000038);

  Statement of Additional Information of CVS relating to Mid Cap Value dated April 30, 2010, as revised October 6, 2010, filed with the Securities and Exchange Commission on April 30, 2010 (CVS Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A, File No. 002-80154, as revised October 6, 2010, Accession No. 0000708950-10-000033);

  Annual Report to Shareholders of CVS relating to Mid Cap Value for the year ended December 31, 2009, containing historical financial information relating to Mid Cap Value, filed with the Securities and Exchange Commission on March 9, 2010 (CVS Form N-CSR, File No. 811-03591, Accession No. 0000708950-10-000011). The Annual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about March 16, 2010;

  Semiannual Report to Shareholders of CVS relating to Mid Cap Value for the period ended June 30, 2010, containing historical financial information relating to Mid Cap Value, filed with the Securities and Exchange Commission on September 7, 2010 (CVS Form N-CSRS, File No. 811-03591, Accession No. 0000708950-10-000030). The Semiannual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about September 14, 2010;

  Prospectus of CVP relating to MidCap 400 Index dated April 30, 2009, filed with the Securities and Exchange Commission on April 30, 2009 (CVP Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A, File No. 002-90309, Accession No. 0000743773-10-000011);

  Supplement to Prospectus of CVP relating to MidCap 400 Index dated July 1, 2010, filed with the Securities and Exchange Commission on July 1, 2010 (CVP Form 497 Definitive Materials, File No. 002-90309, Accession No. 0000743773-10-000030);

  Supplement to Prospectus of CVP relating to MidCap 400 Index dated December 14, 2010, filed with the Securities and Exchange Commission on December 14, 2010 (CVP Form 497 Definitive Materials, File No. 002-90309, Accession No. 0000743773-10-000052);

  Statement of Additional Information of CVP relating to MidCap 400 Index dated April 30, 2010, as revised July 1, 2010, filed with the Securities and Exchange Commission on April 30, 2010 (CVP Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A, File No. 002-90309, as revised July 1, 2010, Accession No. 0000743773-10-000032);

  Annual Report to Shareholders of CVP relating to MidCap 400 Index for the year ended December 31, 2009, containing historical financial information relating to MidCap 400 Index, filed with the Securities and Exchange Commission on March 9, 2010 (CVP Form N-CSR, File No. 811-04000, Accession No. 0000743773-10-000007). The Annual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about March 16, 2010;

  Semiannual Report to Shareholders of CVP relating to MidCap 400 Index for the period ended June 30, 2010, filed with the Securities and Exchange Commission on September 7, 2010, and containing historical financial information relating to MidCap Index (CVP Form N-CSRS, File No. 811-04000, Accession No. 0000743773-10-000049). The Semiannual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about September 14, 2010.

Pro Forma Financial Information for the Period Ending June 30, 2010.  The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Mid Cap Value and MidCap 400 Index dated December 31, 2009 and June 30, 2010, respectively, both of which are on file with the SEC and are available at no charge.

          The unaudited pro forma information set forth below for the period ended June 30, 2010 is intended to present ratios and supplemental data as if the merger of the Mid Cap Value (the “Merging Portfolio”) into the MidCap 400 Index (the “Acquiring Portfolio” and, the Acquiring Portfolio together with the Merging Portfolio, the “Portfolios”) had been consummated at July 1, 2009. The merger is intended to consolidate the Merging Portfolio with a similar fund advised by Calvert Asset Management Company, Inc.  The Merging Portfolio and the Acquiring Portfolio are sub-advised by Columbia Management Investment Advisers, LLC and Summit Investment Advisors, Inc., respectively.

          The Portfolios have the same fund recordkeeping services agent, investment advisor, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with each Portfolio which governs the provision of services to that Portfolio. Such agreements contain the same terms with respect to each Portfolio except for the investment advisory and administrative services contracts.  The Merging Portfolio’s investment advisory fee is 0.92% of average daily net assets.  The Acquiring Portfolio’s investment advisory fee is 0.30% of average daily net assets.  The Merging Portfolio’s administrative services fee is 0.05% of average daily net assets and the Acquiring Portfolio’s administrative services fee is 0.10% of average daily net assets.

          As of June 30, 2010, the net assets of (i) the Merging Portfolio were $16,553,114 and (ii) the Acquiring Portfolio were $141,017,669. The net assets of the combined portfolio as of June 30, 2010 would have been $157,558,283 on a pro forma basis.

          On a pro forma basis for the twelve months ended June 30, 2010, the proposed reorganization would result in a decrease of $119,014 in the investment advisory fees charged, an increase of $9,598 in the administrative services fees charged and a decrease in other operating expenses (including custody fees and audit fees) of $39,754 on a pro forma basis for the twelve months ended June 30, 2010.

          The Merging Portfolio’s net annual portfolio operating expenses were 1.33% as of June 30, 2010.  The Acquiring Portfolio’s net annual portfolio operating expenses were 0.55% as of June 30, 2010.  The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012 for the Acquiring Portfolio to 0.55%.

          No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.

          Securities held by the Merging Portfolio may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio.

          The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Merging Portfolio or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Merging Portfolio will be the same as the aggregate tax basis the shareholders of the Merging Portfolio held in their shares of the Merging Portfolio immediately before the merger.

Accounting Survivor.  Calvert VP S&P MidCap 400 Index Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The expected reorganization and proxy solicitation costs are $19,000.  The Merging Portfolio and Acquiring Portfolio are responsible for the payment of their own expenses incurred in connection with the merger.

Capital Loss Carryforwards. Net realized capital loss carryforwards for federal income tax purposes of $8,054,646 and $8,907,251 in the Merging Portfolio at December 31, 2009 may be utilized to offset future capital gains until expiration in December 2016 and December 2017, respectively.

Net realized capital loss carryforwards for federal income tax purposes of $11,276,152 in the Acquiring Portfolio at December 31, 2009 may be utilized to offset future capital gains until expiration in December 2016.

PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that a current or former member of the Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the applicable Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  A Board member may not be indemnified against any liabilities to a Fund or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a court determines that indemnification is proper in view of the circumstances of the case.  Indemnification, unless ordered by a court, may be made only after a determination that the Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the Board members not parties to the action; (ii) a majority vote of a committee of the Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by (a) a majority vote of a quorum of the Board members not parties to the action, (b) a majority vote of a committee of the Board comprised of individuals who are not parties to the action or (c) if there are fewer than two Board members who are not parties to the action, by the Board; or (iv) by the shareholders (without giving effect to any shares owned by or voted under the control of a Board member who is a party to the action).

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees and officers liability coverage (the "First Tier Liability Coverage"), plus $5 million in excess trustees and officers liability coverage for the independent trustees/directors only. Registrant also maintains an additional Trustees & Officers (Partners) Liability Insurance Policy with Travelers Companies, Inc., Financial and Professional Services, 1500 Market Street, West Tower, 29th Floor, Philadelphia, PA 19102, providing a further $5 million in trustees and officers liability coverage. Registrant also maintains a $13 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402 (the "Fidelity Bond"). The Fund maintains joint coverage with the other Calvert Group Funds, and for the First Tier Liability Coverage and the Fidelity Bond, with the Advisor and its affiliated operating companies. The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits

1.	Articles of Incorporation of Calvert Variable Products, Inc., incorporated by reference to Registrant's initial filing on April 3, 1984.

2.	By-Laws of Calvert Variable Products, Inc., incorporated by reference to Registrant's N-14, filed on December 23, 2009, accession number 0000743773-09-000049.

3.	Inapplicable.

4.	Agreement and Plan of Reorganization, filed herewith.

5.	See (1) and (2) above.

6.

(a) Investment Advisory Agreement with Calvert Asset Management Company, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Addendum to Investment Advisory Agreement (fee cap), incorporated by reference to Registrant's Post-Effective Amendment No. 66, April 30, 2009, accession number 0000743773-09-000018.

(b) Investment Subadvisory Agreement with Summit Investment Partners, Inc., incorporated by reference to Registrant's initial N-14 filing, dated December 16, 2010, accession number 0000743773-10-000053.

7.	Underwriting (Distribution) Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

8.	Deferred Compensation Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

9.

Custodial Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amended Appendix A to Custodial Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

10.	Plan of Distribution for Class F, incorporated by reference to Registrant's Post-Effective Amendment No. 60, September 26, 2007, accession number 0000743773-07-000039.

11.	Opinion of Counsel, filed herewith.

12.	Opinion and Consent of Counsel on Tax Matters, filed herewith.

13.

(a) Master Transfer Agency Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amended Schedule A to Master Transfer Agency Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

(b) Servicing Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

(c) Administrative Services Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

14.	Consent of Independent Auditors, filed herewith.

15.	Not applicable.

16.	Power of Attorney forms, incorporated by reference to Registrant's initial N-14 filing, dated December 16, 2010, accession number 0000743773-10-000053.

17.	(a) Amended and Restated Rule 18f-3 Multiple Class Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

(b) Code of Ethics for Calvert Asset Management Company Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 66, April 30, 2009, accession number 0000743773-09-000018.

(c) Code of Ethics for Summit Investment Partners, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

(d) Form of proxy cards, filed herewith.

(e) Statement of Additional Information (Part B) to Registrant's N-14, filed herewith.

Item 17. Undertakings:

1.         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 27th day of January, 2011.

CALVERT VARIABLE PRODUCTS, INC.

By:                 **
       Barbara J. Krumsiek
       Chairperson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 27, 2011 by the following persons in the capacities indicated.

Signature	Title
** Barbara J. Krumsiek	Director and Chairperson
** Ronald M. Wolfsheimer	Treasurer
** William Lester	Director and President
** Frank H. Blatz, Jr., Esq.	Director
** M. Charito Kruvant	Director
** Cynthia H. Milligan	Director
** Arthur J. Pugh	Director

**By: /s/ Andrew K. Niebler

Andrew K. Niebler, Attorney-in-fact on behalf of those indicated, pursuant to Power of Attorney, incorporated by reference to Registrant's initial N-14 filing, dated December 16, 2010, accession number 0000743773-10-000053.

Calvert Variable Products, Inc.
N-14

EXHIBIT INDEX

Exhibit No.	Description

16.11	Opinion of Counsel
16.12	Opinion and Consent of Counsel on Tax Matters
16.14	Consent of Independent Auditors